1933 Act Registration No. 333-71853
1940 Act Registration No. 811-09225

As filed with the Securities and Exchange Commission on February 27, 2001.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No. 5

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 5

AAL VARIABLE ANNUITY ACCOUNT II
(Exact name of registrant as specified in charter)

Aid Association for Lutherans
(Name of Depositor)
4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Address of Principal Executive Offices)(Zip Code)

Depositor's Telephone Number, including Area Code: (920) 734-5721

WOODROW E. ENO, ESQ.
Senior Vice President, Secretary and General Counsel of
AID ASSOCIATION FOR LUTHERANS
4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.
[ X ] on March 1, 2001 pursuant to paragraph (b)(1)(v) of Rule 485.
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ] on March 1, 2001 pursuant to paragraph (a)(1) of Rule 485.
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[ ] on _________, pursuant to paragraph (a)(2) of Rule 485.

Title of securities being registered: Units of interest in single premium immediate variable annuity certificates.

AAL VARIABLE ANNUITY ACCOUNT II

PROSPECTUS

Dated March 1, 2001

for the

SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CERTIFICATES

This prospectus describes the single premium immediate variable annuity certificate (the certificate) Aid Association for Lutherans (AAL, we, us, our) offers. We are a fraternal benefit society organized under the laws of the State of Wisconsin. We offer the certificates to people (you, your) who are eligible for membership in AAL as well as employees of AAL and its affiliates.

The certificate may be sold to or issued in connection with retirement plans, including plans that qualify for special federal income tax treatment under the Internal Revenue Code.

You may allocate premiums and transfer your investment to one or more of the 14 subaccounts of AAL Variable Annuity Account II or the fixed account. The assets of each subaccount are invested solely in a corresponding portfolio of AAL Variable Product Series Fund, Inc. (the Fund).

Under the certificate, we make periodic annuity payments to you (or other designated payees). The dollar amount of each annuity payment may vary according to the investment performance of the portfolios in which the selected subaccounts invest and the interest we credit under the fixed account. The certificate is not considered a deposit or other obligation of any bank, credit union or any affiliated entity. Neither the Federal Deposit Insurance Corporation (FDIC) nor any other agency insures or protects the certificates. You bear the investment risk of amounts invested in the variable account.

This prospectus sets forth the information about the variable account and the certificate you should know before you purchase a certificate. You can get more information about AAL, the variable account and the certificate in the Statement of Additional Information. We filed the Statement of Additional Information, bearing the same date, with the Securities and Exchange Commission and incorporate by reference the Statement of Additional Information into this prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding registrants that file electronically with the Securities and Exchange Commission. A copy of the Statement of Additional Information may be obtained without charge by calling (800) 225-5225, or by writing AAL at its principal office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001. A Table of Contents for the Statement of Additional Information appears at the end of this prospectus.

A prospectus for the Fund accompanies this prospectus. Please read both prospectuses carefully and keep them for future reference.

These certificates have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

DEFINITIONS
SUMMARY
FEES AND EXPENSE TABLES
PERFORMANCE INFORMATION
AAL, THE ACCOUNTS AND THE FUND
THE CERTIFICATE
         Application and Purchase
         Crediting and Allocating Your Premium Payment
         Free Look Period
         Owners, Payees and Annuitants
         Adult and Juvenile Certificates
         Beneficiaries
         Assignments of Ownership
ANNUITY PAYMENTS
         Selecting an Annuity Payment Option
         Annuity Payment Options
         Annuity Payment Dates
         Fixed Account Annuity Payments
         Variable Annuity Payments
TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT
SURRENDERS AND WITHDRAWALS
DEATH OF THE OWNER AND/OR ANNUITANT
CERTIFICATE FEES AND CHARGES
GENERAL INFORMATION ABOUT THE CERTIFICATES
FEDERAL TAX MATTERS
OTHER INFORMATION
ILLUSTRATIONS OF ANNUITY PAYMENTS ASSUMING HYPOTHETICAL RATES OF RETURN
CONDENSED FINANCIAL INFORMATION

DEFINITIONS

AAL, we, us, our: Aid Association for Lutherans, a fraternal benefit society owned by and operated for its members.

AAL CMC: AAL Capital Management Corporation.

annuitant: The person on whose life or life expectancy the certificate is based.

annuity payment: One of a series of periodic distributions.

annuity payment date: The date of the month on which you elect to receive annuity payments.

annuity payment period: The period during which annuity payments are made.

annuity unit: The accounting unit of measurement used to calculate the amount of the annuity payment.

annuity unit value: The value of an annuity unit for a subaccount for a given valuation period.

assumed investment return: The investment return upon which the variable annuity payments are based.

beneficiary: The person who you have chosen to receive the death proceeds upon the annuitant's death.

certificate: The contract between you and us providing the single premium immediate variable annuity.

certificate anniversary: The same date in each year as the issue date.

certificate year: A period beginning on a certificate anniversary and ending on the day immediately preceding the next certificate anniversary. Code: The Internal Revenue Code of 1986, as amended.

commuted value: The present value of any remaining future payments for the rest of the guaranteed payment period. In calculating the commuted value for the fixed account, we will use an interest rate that is currently 0.5% higher than the rate used to determine the annuity payments. The maximum valuation interest rate for single premium immediate annuities is specified in your state’s insurance laws. For the variable subaccounts, the interest rate we currently use is 0.5% greater than the assumed investment return you selected.

death proceeds: The amount payable from your certificate to your beneficiary in the event of the annuitant's death (during the guaranteed payment period).

fixed account: Part of the general account of AAL, which includes all of AAL's assets other than those in any separate account of AAL.

free look period: The period of time during which you may cancel the certificate.

Fund: AAL Variable Product Series Fund, Inc.

home office: Our principal executive office located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free number is 800-225-5225, locally (920) 734-5721.

issue date: The effective date of the certificate, generally the date on which we apply your premium.

member: Generally, Lutherans and their families and persons serving or associated with Lutherans or Lutheran organizations and their families. You apply for membership by completing a membership application at the time you complete an application for the AAL Single Premium Immediate Variable Annuity or other AAL insurance product. Associate members do not have to buy an insurance product but other requirements apply.

net asset value: Each portfolio’s share value at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) for any valuation date.

owner, you, your, yours: The person or entity who owns the certificate.

payee: The person you designate to receive payments under the certificate.

portfolio: One of a series of the Fund currently available for investment through a corresponding subaccount.

preferred class: the class of owners whose premium originates from an annuity or life insurance product issued by AAL or The AAL Mutual Funds (except The AAL Money Market Fund). The owner of a preferred class certificate may receive slightly higher annuity payments than applicable to an owner of a non-preferred class certificate.

premium: The payment you invest in the certificate.

proof of death: A certified copy of the death certificate or a certified decree of a court of competent jurisdiction as to the finding of death or any other proof satisfactory to AAL.

qualified plan: A retirement plan that receives favorable tax treatment under Section 403(b) or 408 of the Code.

service center: The AAL Annuity Customer Service Center located at 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800) 225-5225, locally (920) 734-5721.

subaccount: A division of the variable account that invests exclusively in shares of a single portfolio of the Fund.

valuation date: Any date we are open for business and the New York Stock Exchange is open for regular trading.

valuation period: The period of time from the end of one valuation date to the end of the next valuation date.

variable account: AAL Variable Annuity Account II, which is a separate account of AAL.

written request: A written request or notice signed by the owner, received in good order by AAL at its service center and satisfactory in form and content to AAL.

SUMMARY

This summary only gives you a brief overview of the more significant aspects of the certificate. Please refer to the remainder of this prospectus for more detailed information. The certificate along with any riders or endorsements constitutes the entire agreement between you and us. Please retain them as part of your permanent records.

The Certificate

The certificate is an individual single premium immediate variable annuity that allows you to receive periodic payments whose amounts are adjusted up or down according to the performance of various underlying subaccounts you select.

Purchase of the Certificate

You may purchase the certificate for a minimum single premium of $5000.

The certificate may not be available for purchase in all states.

Investment Options

The certificate offers a choice of 14 variable investment options. You bear the investment risk as to the performance of the variable investment options. The certificate also offers a fixed account option under which we pay a fixed rate of interest at an annual rate of at least 3.5%. You bear the risk that we do not pay a higher rate of interest.

Each variable investment option or subaccount invests in a corresponding portfolio1 of the Fund The portfolios include:

__________
1As of March 1, 2001, the pre-existing portfolios and their corresponding subaccount names were abbreviated.

o  AAL Technology Stock Portfolio                      o  AAL Capital Growth Portfolio
o  AAL Aggressive Growth Portfolio                     o  AAL Large Company Index Portfolio (formerly
                                                          known as AAL Variable Product Large Company Stock
                                                          Portfolio)
o  AAL Small Cap Stock Portfolio                       o  AAL Equity Income Portfolio
o  AAL  Small Cap Index Portfolio (formerly known as   o  AAL Balanced Portfolio (formerly known as AAL
   AAL Variable Product Small Company Stock Portfolio)    Variable Product Balanced Portfolio)
o  AAL Mid Cap Stock Portfolio                         o  AAL  High Yield Bond Portfolio (formerly known
                                                          as AAL Variable Product High Yield Bond Portfolio)
o  AAL Mid Cap Index Portfolio                         o  AAL  Bond Index Portfolio (formerly known as
                                                          AAL Variable Product Bond Portfolio
o  AAL  International Portfolio (formerly known as     o  AAL Money Market Portfolio (formerly known as
   AAL Variable Product International Stock Portfolio)    AAL Variable Product Money Market Portfolio)

All 14 investment options may not be available in all states.

Charges and Deductions

There are charges that occur on the variable account level and the Fund level. If you invest in the variable account, you will incur a mortality and expense risk charge computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account.

If you withdraw from or surrender the certificate, we calculate the commuted value you receive for the fixed account using an interest rate that is currently 0.5% higher than the rate used to determine the annuity payments. For variable subaccounts, we currently use an interest rate of 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the certificate has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the certificate will be less than you would receive had you chosen to continue receiving annuity payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 6%.

A daily charge based on a percentage of each portfolio’s average daily net asset value is payable by each portfolio to its investment adviser. In addition to the investment advisory fees, each portfolio incurs other operating expenses that may vary. See the accompanying Fund prospectus for more information concerning the investment advisory fee.

Free Look Period

You may cancel your certificate within 10 days starting on the day you receive it. This 10-day period is called the free look period. Some states require that we provide you a longer free look period. In some states we restrict the initial premium allocation to the Money Market Subaccount during the free look period. For more information concerning our procedures see Free Look Period.

Withdrawals and Surrenders

Unless your certificate is irrevocable, you may withdraw from or surrender the certificate for its commuted value. If you take a withdrawal from or surrender the certificate before attaining age 59½, you may be subject to a 10% premature distribution penalty tax in addition to ordinary income tax.

Transfers

You may transfer all or a part of your certificate’s value among the subaccounts or from the subaccounts to the fixed account subject to certain limitations. We do not allow transfers from the fixed account. You may make up to twelve transfers per certificate year. Certain other restrictions apply to transfers. After the first two transfers from the subaccounts in a certificate year, we will impose a $25 transfer charge.

Annuity Payment Amount

We determine the amount of your annuity payment based upon your premium, the annuity payment option you choose, and the investment allocation(s) that you make to the variable or fixed account.

Preferred Class

For purposes of calculating your annuity payments, you may be part of a preferred class of individuals. You are part of the preferred class if your premium comes from proceeds from an annuity or life insurance product issued by AAL or The AAL Mutual Funds (except The AAL Money Market Fund). We calculate annuity payments for the preferred class using a higher assumed investment return (for the initial annuity payment from the variable account) and a higher interest rate (for all annuity payments from the fixed account). Lower expenses in issuing these certificates allow us to provide slightly higher annuity payments to these owners.

The preferred class is not available in all states.

Federal Tax Treatment

Generally, there should be no federal income tax on increases of accumulated value until there is a distribution. All or a portion of every distribution or annuity payment will generally be taxable as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise. There may be tax penalties if you take a distribution before reaching age 59½. Current tax laws may change at any time.

Replacements

It may not be advantageous to replace your existing annuity, life insurance, or mutual fund with the certificate. You should consult your AAL representative if you are considering such a replacement, and should carefully consider whether or not this certificate is the best product for you. You should also consult your tax adviser regarding the tax implications of replacing an existing investment with the certificate.

FEES AND EXPENSE TABLES

        These expense tables describe all of the expenses that you would incur as a certificate owner. These tables are intended to help you in understanding the various costs and expenses under the certificate. The certificates are not currently subject to state premium taxes. No sales charge (load) is paid upon the purchase of the certificate. The tables reflect all expenses for both the variable account and the underlying Fund. For a complete discussion of certificate costs and expenses see Certificate Fees and Charges. For more information regarding the expenses of the Fund, see the attached Fund prospectus.

Certificate Owner Transaction Expenses:

Sales Charge Imposed on Premium Payment                        NONE
Transfer Fee                                                   $25/1/
Maximum Indirect Surrender  Charge                              6%/2/

Annual Certificate Fees:                                       NONE

Variable Account Annual Expenses
(as a percentage of net assets of each subaccount):

Mortality and Expense Risk Charges                             1.25%
Administrative Charge                                          NONE

         Total Variable Account Annual Expenses                1.25%

/1/ You can make two free transfers from the subaccounts in each certificate year. We will charge a $25 fee for each subsequent transfer. See Transfers Among Subaccounts and/or the Fixed Account in this prospectus for more information on this charge and the restrictions on transfers from the fixed account.

/2/ If you withdraw from or surrender the certificate, we will pay you the commuted value of the future payments for the remaining guaranteed payment period. We calculate the commuted value you receive for the fixed account using an interest rate that is currently 0.5% higher than the rate used to determine the annuity payments. For variable subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the certificate has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the certificate will be less than you would receive had you chosen to continue receiving annuity payments.

AAL Variable Product Series Fund, Inc. Annual Expenses
(as a percentage of average net assets of each portfolio):

                                                                            Total Annual Fund
Portfolio                                                  Other Expenses     Expenses After
                                     Investment Advisory    After Expense        Expense
                                             Fees           Reimbursement     Reimbursement/1/
                                             ----           -------------     ---------------

AAL Technology Stock Portfolio               0.75                 0                0.75
AAL Aggressive Growth Portfolio              0.80                 0                0.80
AAL Small Cap Stock Portfolio                0.70                 0                0.70
AAL Small Cap Index Portfolio                0.35               0.05               0.40
AAL Mid Cap Stock Portfolio                  0.70                 0                0.70
AAL Mid Cap Index Portfolio                  0.35                 0                0.35
AAL International Portfolio                  0.80                 0                0.80
AAL Capital Growth Portfolio                 0.65                 0                0.65
AAL Large Company Index Portfolio            0.31               0.03               0.34
AAL Equity Income Portfolio                  0.45                 0                0.45
AAL Balanced Portfolio                       0.32               0.03               0.34
AAL High Yield Bond Portfolio                0.40                 0                0.40
AAL Bond Index Portfolio                     0.35                 0                0.35
AAL Money Market Portfolio                   0.35                 0                0.35
______________

/1/ The adviser, AAL CMC has agreed to pay on behalf of the Fund or to reimburse the Fund for all expenses in excess of 0.35% for the Bond Index and Money Market
Portfolios,  0.80% for the International  Stock Portfolio and 0.40% for the High
Yield Bond  Portfolio.  The adviser also  intends to  reimburse  all expenses in excess of the management fees for the Technology Stock, Aggressive Growth, Small
Cap  Stock,  Mid Cap  Stock,  Mid Cap Index,  Capital  Growth and Equity  Income
Portfolios  beginning March 1, 2001. Operating expenses for these new portfolios are expressed as a percentage of average daily net assets based on  management's estimate  of  expenses  for the  current  fiscal  year.  AAL CMC can  reduce  or terminate this voluntary reimbursement upon 30-days' written notice to the Fund.
Beginning  March 1, 2001,  AAL CMC will no longer  reimburse  the Large  Company
Index,  Small  Cap  Index  and  the  Balanced  Portfolios.  Absent  the  expense reimbursement,  the total  portfolio  expenses for the period ended December 31,
2000 would have been:

         Portfolio                  Other Expenses           Total Annual Fund
                                                                  Expenses
    AAL Technology Stock               0.32%                        1.07%
    AAL Aggressive Growth              0.32                         1.12
    AAL Small Cap Stock                0.30                         0.40
    AAL Mid Cap Stock                  0.40                         1.10
    AAL Mid Cap Index                  0.50                         0.85
    AAL International                  0.18                         0.98
    AAL Capital Growth                 0.32                         0.97
    AAL Equity Income                  0.51                         0.96
    AAL High Yield Bond                0.13                         0.53
    AAL Bond Index                     0.09                         0.44
    AAL Money Market                   0.07                         0.42

Examples

The following examples illustrate the expenses incurred on a $1,000 investment assuming a 5% annual return on assets and a female annuitant age 40 with a 3% assumed investment return.  The examples reflect reimbursements of fund expenses for all portfolios except the AAL Small Cap Index, Large Company Index and Balanced Portfolios.
These reimbursements are anticipated to continue through 2001, but may be terminated at any time.

A.       If you elect a life income payment option with a 10-year guaranteed payment period and you do not surrender your certificate at the end of the periods shown:

          Subaccount                 1 Year            3 Years           5 Years           10 Years
          AAL Technology Stock         20                 59               N/A               N/A
          AAL Aggressive Growth        20                 61               N/A               N/A
          AAL Small Cap Stock          19                 58               N/A               N/A
          AAL Small Cap Index          17                 50                82               159
          AAL Mid Cap Stock            19                 58               N/A               N/A
          AAL Mid Cap Index            16                 48               N/A               N/A
          AAL International            20                 61               100               192
          AAL Capital Growth           19                 56               N/A               N/A
          AAL Large Company Index      16                 48                79               153
          AAL Equity Income            17                 51               N/A               N/A
          AAL Balanced                 16                 48                79               153
          AAL High Yield Bond          17                 49                81               158
          AAL Bond Index               16                 48                79               153
          AAL Money Market             16                 48                79               153

B.       If you elect a 10-year fixed period income payment option and you do not surrender your certificate at the end of the periods shown:

          Subaccount                   1 Year            3 Years            5 Years            10 Years
          AAL Technology Stock           18                50                 N/A                N/A
          AAL Aggressive Growth          19                51                 N/A                N/A
          AAL Small Cap Stock            18                49                 N/A                N/A
          AAL Small Cap Index            15                42                 62                 80
          AAL Mid Cap Stock              18                49                 N/A                N/A
          AAL Mid Cap Index              15                40                 N/A                N/A
          AAL International              19                51                 75                 97
          AAL Capital Growth             18                47                 N/A                N/A
          AAL Large Company Index        15                40                 59                 77
          AAL Equity Income              16                42                 N/A                N/A
          AAL Balanced                   15                40                 59                 77
          AAL High Yield Bond            15                41                 61                 79
          AAL Bond Index                 15                40                 59                 77
          AAL Money Market               15                40                 59                 77

C.       If you elect a life income payment option with a 10-year guaranteed payment period and you do surrender your certificate at the end of the periods shown:

          Subaccount                   1 Year        3 Years           5 Years            10 Years
          AAL Technology Stock           26            63                N/A                N/A
          AAL Aggressive Growth          26            64                N/A                N/A
          AAL Small Cap Stock            25            61                N/A                N/A
          AAL Small Cap  Index           23            53                84                 159
          AAL Mid Cap Stock              25            61                N/A                N/A
          AAL Mid Cap Index              22            51                N/A                N/A
          AAL International              26            64                101                192
          AAL Capital Growth             25            60                N/A                N/A
          AAL Large Company Index        22            51                80                 153
          AAL Equity Income              23            54                N/A                N/A
          AAL Balanced                   22            51                80                 153
          AAL High Yield Bond            22            53                83                 158
          AAL Bond Index                 22            51                80                 153
          AAL Money Market               22            51                80                 153

D.       If you elect a 10-year fixed period income payment option and you do surrender your certificate at the end of the periods shown:

          Subaccount                   1 Year           3 Years          5 Years            10 Years
          AAL Technology Stock           35               60               N/A                N/A
          AAL Aggressive Growth          35               61               N/A                N/A
          AAL Small Cap Stock            35               59               N/A                N/A
          AAL Small Cap Index            32               52               67                 80
          AAL Mid Cap Stock              35               59               N/A                N/A
          AAL Mid Cap Index              31               50               N/A                N/A
          AAL International              35               61               80                 97
          AAL Capital Growth             34               57               N/A                N/A
          AAL Large Company Index        31               50               64                 77
          AAL Equity Income              32               53               N/A                N/A
          AAL Balanced                   31               50               64                 77
          AAL High Yield Bond            32               51               66                 79
          AAL Bond Index                 31               50               64                 77
          AAL Money Market               31               50               64                 77

Note: These examples should not be considered representations of past or future expenses for the variable account or for any portfolio. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

Condensed financial information containing the annuity unit value history appears at the end of this prospectus.

PERFORMANCE INFORMATION

From time to time, the variable account may include in advertisements and other sales materials several types of performance information for the subaccounts. This information may include “average annual total return.” The Bond Index, Balanced, and High Yield Bond subaccounts may also advertise “yield.” The Money Market Subaccount may advertise “yield” and “effective yield.” Advertised yields and total returns include all charges and expenses attributable to the certificate. Therefore, a portfolio’s performance will not be directly comparable to that of a mutual fund or an unmanaged index used as a benchmark.

The performance information that we may present is not an estimate or guarantee of future investment performance and does not represent the actual investment experience of amounts invested by a particular owner. Additional information concerning a subaccount’s performance appears in the Statement of Additional Information.

Total Return and Yield Quotations

Average annual total return figures measure the net income of a subaccount and any realized or unrealized gains or losses of the underlying investments in the subaccount, over the period stated.

Yield is a measure of the net dividend and interest income earned over a specific one-month or 30-day period (seven-day period for the Money Market Subaccount), expressed as a percentage of the value of the subaccount’s annuity units. Yield is an annualized figure, which means that we assume that the subaccount generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Subaccount similarly, but include the increase due to assumed compounding. The Money Market Subaccount’s effective yield will be slightly higher than its yield due to this compounding effect.

Expense and performance information for the portfolios may be compared in advertising, sales literature and other communications to that of other variable products tracked by Lipper Analytical Services, Inc. (Lipper), Variable Annuity Research Data Service (VARDS), Morningstar, Inc. (Morningstar) and other services. In addition, we may compare the performance of the portfolios to the S&P MidCap 400 Index, S&P 500 Index, the S&P SmallCap 600 Index, the Wilshire Small Cap Index, the Lehman Aggregate Bond Index, the Dow Jones Industrial Average, Merrill Lynch High Yield Master Index and other widely recognized indices. Unmanaged indices assume the reinvestment of dividends, if any, but do not reflect any deduction for fund expenses. We periodically report performance ratings in financial publications such as Forbes, Barron’s, Fortune, Money Magazine, Business Week, Financial Planning, The New York Times and The Wall Street Journal.

We may also report other information concerning the effect of tax-deferred compounding on a subaccount’s returns that may be illustrated by tables, graphs or charts. All income and capital gains derived from subaccount investments are reinvested and lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

See the Fund prospectus and Statement of Additional Information for a more complete description of the methods used to calculate a portfolio’s yield and total return.

AAL, THE ACCOUNTS AND THE FUND

AAL

AAL is a fraternal benefit society owned by and operated for its members. AAL’s mission is to bring Lutheran people together to pursue quality living through financial security, volunteer action and help for others. AAL was founded in 1902 under the laws of the State of Wisconsin as a non-stock, non-profit corporation. As of December 31, 2000, AAL has approximately 1.8 million members and is one of the world’s largest fraternal benefit society in terms of statutory assets (over $22 billion) and life insurance in force ($90 billion). AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia and is offering the certificates in all states except Mississippi.

The Variable Account

We established the variable account as a separate account under the laws of the State of Wisconsin on February 4, 1999. The variable account is registered as a unit investment trust with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). The variable account meets the definition of a separate account under Federal securities laws. The SEC does not supervise the management or investment practices or policies of the variable account.

The variable account is divided into subaccounts. A premium flows through the certificate to either the variable account or the fixed account according to your instructions. From the variable account, the premium flows to the subaccounts in the amounts or percentages you allocate. In turn, the subaccounts invest in shares of one of the corresponding portfolios of the Fund. The portfolios and their investment objectives are described below. We make no assurance that the portfolios will meet their investment objectives.

You bear all the investment risk for premiums allocated to the subaccounts. Annuity payments and commuted value will vary with the performance of the subaccounts.

We may substitute a different investment option for any of the current portfolios of the Fund. The substituted investment option may have different fees and expenses. However, before any such substitution, we would need the approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions. We may make substitutions, open new subaccounts, or close subaccounts with regard to any one or more of the following as of any specified date: existing accumulated value, future premiums, existing owners, and/or future owners.

Under Wisconsin law, the assets of the variable account that are equal to the reserves and other contract liabilities of the variable account are not chargeable with liabilities arising out of any other business we may conduct. We will maintain an amount of assets in the variable account that always has a value approximately equal to the reserves allocated to the variable account under the certificates. This amount will always be greater than the commuted values allocated to the variable account under the certificates. Income gains and losses, whether or not realized, are, in accordance with the certificates, credited to or charged against the variable account without regard to our other income, gains or losses. Obligations arising under the certificates are our obligations.

The Fixed Account

Amounts allocated to fixed account under the certificate are part of our general account that supports our annuity and insurance obligations. Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor the fixed account as an investment company under the 1940 Act. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

You have no voting rights with respect to fixed account values.

The Fund

You may allocate your premium to one or more of the subaccounts. The subaccounts, in turn, invest in shares of a corresponding portfolio of the AAL Variable Product Series Fund, Inc. (the Fund). The Fund is a Maryland corporation registered with the SEC under the 1940 Act as a diversified, open-end investment company commonly known as a mutual fund. This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Fund currently offers its shares to three of our separate accounts: the AAL Variable Annuity Account I and II , and the AAL Variable Life Account I as well as retirement plans including the Aid Association for Lutherans Savings Plan. We also purchase Fund shares directly.

Although the investment objectives and policies of certain portfolios may be similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in portfolio performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios available only through the certificate may have names similar to portfolios not available through the certificate. The performance of a portfolio not available through the certificate does not indicate performance of the similarly named portfolio available through the certificate.

AAL CMC serves as investment adviser to the Fund and is registered as such under the Investment Advisers Act of 1940. Oechsle International Advisors LLC is the sub-adviser to the International Stock Portfolio. Janus Capital Corporation serves as the sub-adviser to the AAL Aggressive Growth Portfolio. Pacific Investment Management Company (PIMCO) serves as sub-adviser to the AAL High Yield Bond Portfolio.

The variable account will purchase and redeem shares from the Fund at net asset value without any sales or redemption charge. We will redeem shares to the extent necessary to collect charges under the certificates, to make annuity payments, withdrawals or surrenders, to provide benefits under the certificates or to make transfers from a subaccount to another subaccount and/or to the fixed account as you request.

We automatically reinvest any dividends or capital gain distribution amounts that we receive on shares of the portfolios held under the certificates. We reinvest at the portfolio’s net asset value on the date payable. Dividends and capital gain distribution amounts will reduce the net asset value of each share of the corresponding portfolio and increase the number of shares outstanding of the portfolio by an equivalent value. However, these dividends and capital gain distribution amounts do not change your number of annuity units.

The following chart indicates the names of the portfolios in which the subaccounts invest, as well as the investment objectives, for each portfolio.

                                                Investment
           Portfolio                            Objectives

AAL Technology Stock Portfolio     Seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Aggressive Growth Portfolio    Seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Small Cap Stock Portfolio      Seeks long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

AAL Small Cap Index Portfolio      Strives for capital growth that approximates the performance of the S&P
(formerly known as AAL Variable    SmallCap 600* Index, by investing primarily in common stocks of the index.
Product Small Company Stock
Portfolio)

AAL Mid Cap Stock Portfolio        Seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

AAL Mid Cap Index Portfolio        Seeks total returns that track the performance of the S&P MidCap 400 Index by investing in common stocks comprising the Index.

AAL International Portfolio        Strives for long-term capital growth by investing primarily in foreign
(formerly known as AAL Variable    stocks.
Product International Stock
Portfolio)

AAL Capital Growth Portfolio       Seeks long-term capital growth by investing primarily in a diversified portfolio of stocks and securities convertible into common stocks.

AAL Large Company Index            Strives for investment results that approximate the performance of the S&P
Portfolio (formerly known as       500* Index by investing primarily in common stocks of the index.
(AAL Variable Product Large
Company Stock Portfolio)

AAL Equity Income Portfolio        Seeks current income, long-term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

AAL Balanced Portfolio (formerly   Seeks capital growth and income by investing in a mix of common stocks,
known as AAL Variable Product      bonds and money market instruments.  Securities are selected consistent
Balanced Portfolio)                with the policies of the Large Company Index, Bond Index and Money Market
                                   Portfolios.

AAL High Yield Bond Portfolio      Strives for high current income and secondarily capital growth by investing
(formerly known as AAL Variable    primarily in high risk, high yield bonds commonly referred to as "junk
Product High Yield Bond            bonds."
Portfolio)

AAL Bond Index Portfolio           Strives for investment results similar to the total return of the Lehman
(formerly known as AAL Variable    Aggregate Bond Index by investing primarily in bonds and other debt
Product Bond Portfolio)            securities included in the index.

AAL Money Market Portfolio         Strives for maximum current income while maintaining liquidity and a
(formerly known as AAL Variable    constant net asset value of $1.00 per share by investing in high-quality,
Product Money Market Portfolio)    short-term money market instruments.
* “Standard & Poor’s®", “S&P®", “S&P 500®", “500", “Standard & Poor’s SmallCap 600 Index” and “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

Before selecting any subaccount, you should carefully read the accompanying prospectus for the Fund. You should periodically consider your allocation among subaccounts in light of current market conditions and your investment goals, risk tolerance and financial circumstances. The prospectus provides more complete information about the portfolios of the Fund in which the subaccounts invest, including investment objectives and policies, risks, charges, and expenses.

THE CERTIFICATE

Application and Purchase

The certificate is an individual single premium immediate variable annuity. We offer certificates to members, people who are eligible for membership and employees of AAL who reside in Wisconsin (including employees of our subsidiaries and affiliates).

We may issue the certificate as a Non-qualified annuity, a Traditional Individual Retirement Annuity, or a Tax-Sheltered Annuity or in circumstances where the annuity may qualify for special treatment under the Code.

You may purchase a certificate by completing and submitting an application. The annuitant must be younger than 100 years as of the issue date. Some states may have additional limitations.

You may apply for a certificate by completing a traditional paper application or an electronic application available through your AAL representative. If you submit an electronic application, you will be asked to certify the accuracy and completeness of the information in your electronic application and sign a electronic signature pad. The data will then be transmitted electronically to us. We will attach a paper copy of your application to your certificate if the certificate can be issued. The electronic application may not be available in your state.

You must give us or arrange to have sent to us a single premium payment of at least $5,000 along with your application. You can not make any additional premium payments unless we agree. Single premium payments over $1,000,000 require our prior written approval.

Certain provisions of the certificates may vary from state to state in order to conform with the law of the state in which you reside. This prospectus describes generally applicable provisions. You should refer to your certificate for any variations required by state law.

Crediting and Allocating Your Premium Payment

You may allocate your premium to any subaccount of the variable account and/or the fixed account. Your allocation must be in whole percentages and total 100% of the premium. You may not allocate less than $50 to any subaccount or the fixed account. We will allocate your premium according to your allocation instructions on your application. If you do not designate premium allocation percentages, we will treat your application as not in good order.

If your application is in good order, we will allocate the premium to your chosen subaccount(s) and/or fixed account (or in certain states, to the AAL Money Market Subaccount, as discussed below) within two days of receipt of the completed application and premium. If we determine the application is not in good order, we will attempt to complete the application within five business days. If the application is not complete at the end of this period, we will inform you of the reason for the delay and that the premium will be returned immediately unless you specifically consent to our keeping the premium until the application is complete. If, after 15 days, the application still is not complete, we will return your premium and application to you. Any part of a premium that qualifies for the preferred class will be issued as a separate certificate.

Once each day that we are open for business, we determine the net asset value (NAV) per share of the underlying portfolios at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time. We also determine the annuity unit value (AUV) of each subaccount at the end of each business day also at 4:00 p.m. Eastern Time. We do not determine the NAV or AUV on holidays observed by the Exchange or on holidays observed by AAL.

The Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively. AAL will also be closed for business on the Friday following Thanksgiving. On that day, we will not purchase or redeem any shares of the Fund notwithstanding the fact that the New York Stock Exchange will be open. We will not purchase or redeem any annuity units on any days that AAL is not open for business.

Free Look Period

Generally, you may return your certificate for cancellation within 10 days after you initially receive it. However some states require a longer free look period. Please review your certificate to determine your free look period.

In order to return your certificate, you must deliver or mail the certificate along with a written request to your AAL representative or to our service center. Upon cancellation, the certificate will be void as of the issue date and you will be entitled to receive an amount equal to the certificate’s free look value as of the date you notify us or the date we receive your cancellation request in our service center, whichever is earlier. The certificate’s free look value is the total of the free look value for each of the variable subaccounts and fixed account that you selected. The free look value for each of the variable subaccounts is the premium allocated to that subaccount multiplied by the subaccount investment factor for each valuation period minus any payments made attributable to that subaccount, see Subaccount Investment Factor. The free look value for the fixed account is the amount of premium allocated to the fixed account minus any payments made from the fixed account. You will generally receive your money within seven days after we receive your request for cancellation. However, if your certificate is an IRA, and you decide to cancel it within seven days from the receipt of your IRA disclosure, we will refund your premium less any payments made.

Certain states require a full refund of premium paid if a certificate is returned during the free look period. In these situations we reserve the right to place the premium you allocated to the variable subaccounts to the Money Market Subaccount until the free look period expires plus an additional five-day period to allow for your receipt of the certificate by mail. After this period, we will allocate the value of the annuity units of the Money Market Subaccount to the subaccount(s) according to your original instructions. In all such states, we will refund the greater of the premium paid minus any payment paid or the certificate’s free look value.

Owners, Payees and Annuitants

You, as owner, are typically the recipient of all distributions under the certificate. Unless the owner is an entity, the owner is also the annuitant. As owner, you can name beneficiaries, and make transfers between subaccounts and to the fixed account. You will receive all annuity payments during the annuitant’s lifetime, unless you designate another person or entity as the payee. Keep in mind that if you designate another person or entity as payee, you may still be responsible for any income tax payable on the payments.

In the event the annuitant(s) dies during the guaranteed payment period, the death proceeds will be payable to the named beneficiary. We use the annuitant’s life to determine the amount and duration of any annuity payments.

Under certain circumstances other entities, such as trusts, may purchase AAL products but are not eligible for membership.

Adult and Juvenile Certificates

We issue adult certificates to applicants who are age 16 or older who become benefit members of AAL. We issue juvenile certificates when the proposed annuitant is younger than age 16, but is otherwise eligible for benefit membership.

In the case of the adult certificate, the annuitant must be 16 years of age or older. Typically, the applicant of the certificate is the owner and annuitant of the certificate. While the annuitant is alive, the owner of the certificate may exercise every right and enjoy every benefit provided in the certificate. The person who applies for the certificate becomes a benefit member of AAL upon our approval of the membership application.

For the juvenile certificate, a juvenile is named as the annuitant and owner of the certificate. However, because of age, the juvenile cannot exercise the rights of ownership. Therefore, an adult must apply on behalf of the juvenile and retain control over the certificate. The adult applicant controller exercises certain rights of ownership on behalf of the juvenile annuitant. These rights are described in the certificate. The adult controller may transfer control to another eligible person, but cannot transfer ownership of the certificate.

Transfer of control to the juvenile annuitant will take place at the first certificate anniversary date following the earlier of:

  the annuitant’s 21st birthday; or
  the annuitant’s 16th birthday after the adult controller transfers control to the annuitant in writing; or
  the death of the adult controller after the annuitant's 16th birthday.

If the person who has control of the certificate dies before the annuitant gains control, control will be vested in an eligible person according to our bylaws. If we determine that it is best for the annuitant, we may transfer control of the certificate to some other eligible person according to our bylaws.

The juvenile annuitant will become a benefit member of AAL on the first certificate anniversary date on or following the juvenile's 16th birthday.

Beneficiaries

You may name one or more beneficiaries to receive the death proceeds payable under the certificate, if any. If no beneficiary has been named or the beneficiary does not survive the annuitant, the death proceeds will be paid to you, if living, otherwise to your estate (in accordance with applicable state law). Our bylaws list persons eligible to be beneficiaries. You may designate beneficiaries as either first, second or third class. Unless otherwise specified, we will distribute death proceeds in the following order to beneficiaries:

  equally to the beneficiaries in the first class. If none are living, then;
  equally to the beneficiaries in the second class. If none are living, then;
  equally to the beneficiaries in the third class.

If a beneficiary dies within 15 days after the death of the annuitant, we will consider the beneficiary to have died before the annuitant for purposes of paying the death proceeds.

You may change beneficiaries by sending a written request to our service center. We will give you a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request, or the date we receive your written request at our service center if no date appears on the request. A change in beneficiary is only effective if the request was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations.

If you elect not to have a guaranteed payment period or all annuitants live beyond the guaranteed payment period, no death proceeds will be payable.

Assignments of Ownership

The certificate cannot be sold, assigned, discounted, or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose.

ANNUITY PAYMENTS

Selecting an Annuity Payment Option

The annuity payment option specifies the type of annuity to be paid and determines how long the annuity will be paid, the frequency of payment, and the amount of the first annuity payment. You must select the annuity payment option when applying for the certificate. You may not change the type of annuity payment option once we issue the certificate.

If you choose a life income payment option, you must elect to characterize your certificate and its annuity payments as either revocable or irrevocable. For all other payment options, your certificate will be revocable. (However, some states do not allow the characterization of a certificate as revocable.) If you elect the irrevocable option, you cannot later change the annuity payments, or receive a withdrawal or surrender from the certificate. If you elect the irrevocable option, you cannot later change to the revocable option once we issue the certificate. If your certificate is revocable you can:

  change the duration of the guaranteed payment period (to a shorter period);
  receive withdrawals; and
  surrender the certificate.

If your certificate is revocable and you have chosen a life income payment option, you can later characterize your certificate as irrevocable. However, once you characterize your certificate as irrevocable, you cannot later change it to a revocable certificate once the change is made.

If you do not have any other sources of funds for emergencies or other financial needs which may arise, an irrevocable certificate may be inappropriate for you. In addition, even though you can take withdrawals from or surrender a revocable certificate, a revocable certificate may be inappropriate for you if you intend on taking additional withdrawals from or surrendering the certificate, particularly in the short term. Withdrawals or surrenders from revocable certificates result in the assessment of indirect withdrawal or surrender charges, and the calculation of new commuted values. See Certificate Fees and Charges for more information regarding the calculation of commuted values and the assessment of indirect withdrawal or surrender charges.

You must also select the subaccounts and/or the fixed account to which we will apply your premium. Except as discussed in Free Look Period, the annuity unit value for each subaccount selected as of the valuation date when we receive your premium, will be used to calculate the number of annuity units which determine your first variable annuity payment. Your total annuity payment will be the fixed account annuity payment, if any, plus the variable account annuity payment.

If you do not specify an annuity payment option, we will treat your application as not being in good order. If you do not specify whether or not the certificate and its annuity payments will be irrevocable or revocable, we will issue the certificate as revocable.

You must also tell us at time of application which financial institution and account you would like your payments sent to. We will send your annuity payments via electronic funds transfer to the financial institution that you request. If you do not tell us which financial institution and account you would like your annuity payments sent to, we will treat your application as not being in good order.

Annuity Payment Options

Fixed Period Income

We make annuity payments at regular intervals for a fixed number of payments, not to exceed the greater of 30 years or the annuitant’s life expectancy. We call this payment period the “guaranteed payment period.” At the end of the guaranteed payment period, all of the annuity payments will have been paid, the commuted value of the certificate will be zero, and the certificate will terminate.

Life Income with Guaranteed Payment Period

We make annuity payments at regular intervals for the lifetime of the annuitant. If the annuitant dies during the guaranteed payment period, we will continue payments to the beneficiary to the end of the guaranteed payment period. You may choose a guaranteed payment period of 0 to 30 years at the time we issue the certificate. The amount of the payments depends upon the sex and age of the annuitant, at the time we issue the certificate. If you select a shorter guaranteed payment period, you will receive larger annuity payments. Both the commuted value and death proceeds, however, will be smaller if the guaranteed payment period is shorter. If you die after the end of the guaranteed payment period, no death proceeds will be payable. Also, no surrenders or withdrawals are permitted after the end of the guaranteed payment period. If you have poor health or have a shortened life expectancy, you may want to consider selecting a longer guaranteed payment period.

Joint and Survivor Life Income with Guaranteed Payment Period

We make annuity payments at regular intervals for the lifetime of both annuitants. Unless an entity is the owner, the annuitants also own the certificate as joint owners. Upon the death of one of the annuitants, we will continue payments for the lifetime of the surviving annuitant. If both annuitants die during the guaranteed payment period, we will continue payments to the beneficiary to the end of that period. You may choose a guaranteed payment period of 0 to 30 years at the time of issue. You may also choose to have the annuity payment reduced after the death of the first annuitant. The annuity payment may be reduced by a factor of ½, 1/3, or ¼. We will reduce the payments immediately after the later of the first death of one of the annuitants and the end of the guaranteed payment period. A higher reduction amount will result in a higher payment while both annuitants are alive. The amount of the payments depends upon the age and sex of the annuitants at the time of issue.

Annuity Payment Dates

Annuity payments may be made monthly, quarterly, semi-annually and annually. In addition, payments may be made annually but paid monthly. Under this payment option, the annuity payment will be distributed from the variable subaccounts annually, but will be placed in the fixed account to earn interest. We will then make monthly payments from the fixed account for the remainder of the year.

You may select the annuity payment date. This is the date you should generally expect to receive your annuity payment. If you do not select a payment date, the annuity payment date will be the same day of the month as the issue date. In the event that you do not select a payment frequency, annuity payments will be made monthly. Once you select the annuity payment frequency or the annuity payment date, neither may be changed.

After the first annuity payment, we compute subsequent payments three business days prior to the day you selected to receive annuity payments.

Fixed Account Annuity Payments

You may choose to deposit some or none of your premium in the fixed account portion of the certificate.

Premiums deposited in the fixed account will fund guaranteed periodic payments. We will determine the guaranteed annuity payment at the time we issue the certificate. We may pay more than the guaranteed annuity payment if the investment experience of the fixed account is more favorable than the guaranteed interest rate shown in the certificate. We may also pay more than the guaranteed payment if our mortality experience or administration expenses are favorable. We may change the amount of the fixed account annuity payment at any time, but will not pay an amount lower than the guaranteed payment.

Premiums placed in the fixed account may not be transferred to the subaccounts.

Variable Annuity Payments

First Variable Annuity Payment

Variable annuity payments are periodic payments we make, the amount of which varies from one annuity payment date to the next as a function of the net investment performance of the subaccounts you selected. The dollar amount of the first variable annuity payment depends on the annuity payment option chosen, the age of the annuitant, the gender of the annuitant (if applicable), the amount of premium applied to purchase the variable annuity payments, and an assumed investment return that you select.

The dollar value of the first variable annuity payment is the sum of the first variable annuity payments attributable to each subaccount. The dollar amount of the first total annuity payment is the sum of the first variable annuity payment and the fixed account annuity payment.

The first payment is made at the time of issue. The second payment is made on the next annuity payment date. However, if this results in the second payment being received in the same month as the issue date, the second payment will be made on the requested date of the next annuity payment thereafter.

Annuity Units

We initially determine the number of annuity units for each subaccount on the issue date. We calculate the number of annuity units for each subaccount by dividing the amount of the first variable annuity payment allocable to that subaccount by the annuity unit value for that subaccount on the issue date. The number of annuity units attributable to each subaccount under a certificate remains fixed unless there is a transfer of annuity units between subaccounts.

Subsequent Variable Annuity Payments

We determine the dollar amount of each subsequent variable annuity payment attributable to each subaccount by multiplying the number of annuity units of that subaccount by the annuity unit value for that subaccount for the valuation period ending on the annuity payment date, or during which the annuity payment date falls. We aggregate the subsequent variable annuity payments for each subaccount to determine the variable annuity payment. When an annuity payment date would fall on a day that is not a valuation date, we calculate the variable annuity payment as of the valuation date immediately preceding what would have been the annuity payment date.

The annuity unit value of each subaccount for any valuation period is equal to:

  the annuity unit value for the preceding valuation period; multiplied by the subaccount investment factor for the current valuation period; multiplied by a daily discount factor which adjusts the annuity unit value to reflect the assumed investment return. This factor is compounded to reflect the number of days in the valuation period.

Subaccount Investment Factor

The subaccount investment factor for any valuation period is equal to:

  the net asset value of the corresponding Fund portfolio at the end of the valuation period;
  plus the amount of any dividend, capital gain or other distribution paid by the portfolio if the "ex-dividend" date occurs during the valuation period;
  plus or minus any cumulative credit or charge for taxes reserved from the operation of the portfolio;
  minus the dollar amount of the mortality and expense risk charge we deduct each day in the valuation period; and
  divided by the net asset value of the corresponding Fund portfolio at the beginning of the valuation period.

Assumed Investment Return

The annuity unit value for each subaccount will increase or decrease from one annuity payment date to the next in direct proportion to the net investment return of that subaccount less an adjustment for assumed investment return that you selected. The purpose of the adjustment is to ensure the annuity unit value only changes when the subaccount investment factor represents a rate of return greater than or less than the assumed investment return you selected.

The certificate permits you to select one of three assumed investment returns: 3%, 4% or 5%. A higher assumed investment return will result in a higher initial payment, a more slowly rising series of subsequent payments when actual investment performance (annualized, less deductions and expenses) exceeds the assumed investment return, and a more rapid drop in subsequent payments when actual investment performance (annualized, less any deductions and expenses) is less than the assumed investment return.

For example, if you select a 5% assumed investment return and if the net investment return of the subaccount is equal to 5% annualized, the variable annuity payment attributable to that subaccount for that period will be the same as the previous variable annuity payment. To the extent that the subaccount’s net investment return exceeds an annualized rate of return of 5% for a payment period, the variable annuity payment for that period will be more than the previous variable annuity payment. To the extent that the subaccount’s return is less than an annualized rate of 5%, the variable annuity payment for that period will be less than the previous variable annuity payment.

Preferred Class Annuity Payments

If the premium for your certificate comes from proceeds from an annuity or life insurance product issued by AAL or the AAL Mutual Funds (except The AAL Money Market Fund), we will issue your certificate as a preferred class certificate. As part of this class, your annuity payments may be slightly higher. AAL incurs lower issue expenses for preferred class certificates, which allows us to pass on these savings in the form of slightly higher annuity payments.

We calculate annuity payments for the preferred class using a higher assumed investment return (for the initial annuity payment from the variable account) and a higher interest rate (for all annuity payments from the fixed account). In the case of annuity payments from the variable account, we use an assumed investment return that is at least 0.25% higher than the assumed investment return you select. We calculate subsequent annuity payments from the variable account in the same manner as for the non-preferred class based on the assumed investment return you select and subaccount performance. In the case of annuity payments from the fixed account, we use an interest rate that is at least 0.25% higher than the interest rates credited on non-preferred class certificates. Fixed account annuity payments for members of the preferred class will always be higher than for members of the non-preferred class.

The preferred class is not available in all states.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

Except for certain restrictions mentioned below, you may transfer the annuity units of one or more subaccounts to one or more other subaccounts and/or the fixed account. We will process requests for transfer that we receive before 4:00 p.m. Eastern Time as of the close of business on that valuation date. We will process requests we receive after that time as of the close of business on the following valuation date.

To accomplish a transfer from a subaccount, we will redeem the annuity units in that subaccount and reinvest that value in annuity units of the other subaccounts and/or the fixed account you specified. We impose the following restrictions on transfers:

  You may make two free transfers in each certificate year. After that we will charge you $25 for each subsequent transfer. We deduct the transfer charge from your value in the subaccount from which the transfer was made. When you transfer from two or more subaccounts, we apply the $25 transfer charge among those subaccounts in proportion to the amounts you transfer.
  You may not transfer from the fixed account.
  You may make up to twelve transfers each certificate year.

Telephone Transfer Requests

If we receive a signed Telephone Transaction Authorization (found on the certificate application and on the Variable Products Service Request Form), you may make withdrawals and transfers pursuant to your telephone instructions (telephone request). We employ reasonable security procedures to ensure the authenticity of telephone instructions, including, among other things, requiring identifying information, recording conversations, and providing written confirmations of transactions. Nevertheless, we will honor telephone instructions from anyone who provides the correct identifying information. We may be liable for losses due to unauthorized or fraudulent instructions only if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must submit a written request to our service center. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

The phone number for telephone transactions is (800) 225-5225 or (920) 734-5721 locally. We reserve the right to suspend or limit telephone transactions.

SURRENDERS AND WITHDRAWALS

If you elected the revocable life income payment option, you may surrender the certificate at any time while an annuitant is alive. If you elected a fixed period income, you may withdraw up to the commuted value of the certificate. If you elected a Single or Joint Life Income, you may withdraw up to the commuted value of the certificate less all previous withdrawals. Withdrawals will decrease subsequent annuity payments. To surrender your certificate and receive the commuted value, you must submit a written request to our service center. We will not accept telephone requests for surrender requests. We must receive a withdrawal or surrender request by 4:00 p.m. Eastern Time on a valuation date in order to process it on the same day. We will send your withdrawal or surrender amount by electronic funds transfer to the financial institution that you request.

Generally, we will pay you the requested withdrawal or surrender amount within seven days of our receipt of your request. In certain cases we may postpone payment of your withdrawal or surrender beyond the seven days. Please see Postponement of Payments for more information.

You may select the source of a withdrawal by specifically indicating the subaccount or fixed account. However, we must agree to any selection. If you request a withdrawal and do not specify the source of the withdrawal (the specific subaccount(s) or fixed account), we will take the withdrawal on a pro rata basis from each subaccount and the fixed account. You may not withdraw less than $1000 at one time. If you make a telephone request for a withdrawal, we are required to withhold 10% for federal income taxes. If you take a withdrawal, we will issue you a supplemental contract for the remaining annuity payments.

If you elect the irrevocable life income payment option, you may not surrender or make a withdrawal from the certificate.

You should consult your tax adviser regarding the tax consequences of a withdrawal or surrender. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal income tax penalty. See Federal Tax Matters for more details.

DEATH OF THE OWNER AND/OR ANNUITANT

If you are a joint annuitant and joint owner, and die during the guaranteed payment period, we will continue making payments to the surviving joint owner, if any. The surviving joint owner, if any, will become the sole annuitant and owner. If you are a joint annuitant and joint owner and die after the end of the guaranteed payment period, we will make payments to the surviving joint owner, if any, based upon the reduction factor you selected.

If you are the only annuitant and owner and die during the guaranteed payment period, we will continue making payments to your beneficiary for the remainder of the guaranteed payment period, if any. Your beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments.

If you are the only annuitant and owner and die after the guaranteed payment period, no death proceeds would be payable.

If the owner is an entity, upon the annuitant’s death, we will continue making payments to the beneficiary for the remainder of the guaranteed payment period, if any. Generally, the owner will also be the beneficiary. The beneficiary will have the option of receiving the commuted value as a single lump sum in lieu of continuing to receive payments. If the annuitant died after the guaranteed payment period, no death proceeds would be payable.

Upon your death, any remaining annuity payments will be distributed at least as rapidly as under the method of distribution being used as of the date of your death.

We will calculate the death proceeds payable as of the date of death when we receive notice of the death.

We will recover from the payee or recipient any annuity payments made on or after the date of death but before we receive notice of the death.

Before we can process any death proceeds, we must receive:

  proof that the annuitant or owner died;
  a completed claim form; and
  any other information that we reasonably require to process the claim.

Upon receipt of instructions in proper form from the beneficiary or owner to resume annuity payments, we will make any annuity payments that had gone unpaid since we received notice of the death. We will then resume making annuity payments. If we receive instructions to pay the death proceeds in a lump sum, we will pay the commuted value as of the date of death, plus interest, minus any annuity payments made before we were notified of the death.

CERTIFICATE FEES AND CHARGES

Sales Charge

There is no sales charge deducted from your premium payment.

Premium Tax Charge

There is currently no premium tax applicable to the certificates.

Withdrawal or Surrender Charge

There is no direct withdrawal or surrender charge applicable to the certificate, but if you withdraw from or surrender the certificate, we will pay you the commuted value of the certificate. We calculate the commuted value you receive for the fixed account using an interest rate that is 0.5% higher than the rate used to determine the annuity payments. For variable subaccounts, we currently use an interest rate that is 0.5% greater than the assumed investment return that you selected. Since we use a higher interest rate in calculating the commuted value, the certificate has an indirect withdrawal and surrender charge. Also, the amount that you will receive upon a withdrawal or surrender of the certificate will be less than you would have received had you chosen to continue receiving annuity payments. While there is no direct surrender charge, the computation of the commuted value assumes an indirect charge that varies with each situation. However, this indirect charge will never exceed 6%.

Transfer Charge

You may make two free transfers in each certificate year. We will charge you $25 for each subsequent transfer.

Mortality and Expense Risk Charge

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account. We impose a mortality and expense risk charge at an annual rate of 1.25% of the average daily net assets of such subaccount in the variable account for the mortality and expense risks it assumes under the certificates.

In assuming the mortality risk, we incur the risks that our actuarial estimate of mortality rates may prove erroneous, and annuitants will live longer than expected.

If the mortality and expense risk charge and other charges under a certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. Conversely, if the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

Miscellaneous

Each portfolio pays charges and expenses out of its assets. The prospectus for the Fund describes the charges and expenses.

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the certificates.

Taxes

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may assess such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes. Charges for any other taxes attributable to the variable account may also be made. See Federal Tax Matters.

GENERAL INFORMATION ABOUT THE CERTIFICATES

The Entire Contract

The entire contract between you and us consists of:

  the certificate;
  the application;
  endorsements or amendments, if any; and
  the AAL Articles of Incorporation and Bylaws in force as of the issue date of your certificate.

We treat any statements you make in the application as representations and not warranties. We will not use a statement to void the certificate or to deny a claim unless it appears in the application. No representative of ours except the president or the secretary may change any part of the certificate on our behalf. We will not be able to contest the certificate after it has been in effect for two years from its issue date, provided that the annuitant is still living.

Gender Neutral Benefits

Under our annuity payment options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the annuity payment option rates applicable to certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a certificate may be purchased.

Voting Rights

There are certain voting rights attributable to the portfolios underlying the variable account portion of the certificates. As required by law, we will vote the portfolio shares held in a subaccount. We will vote according to the instructions of certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the portfolio you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing you before the meeting in accordance with procedures established by the Fund.

Any portfolio shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any portfolio shares our affiliates or we hold in proportion to the aggregate votes of all shareholders in the portfolio. We will send to everyone having a voting interest in a subaccount proxy materials, reports and other materials relating to the appropriate portfolio.

State Variations

Any state variations in the certificates are covered in a special policy form for use in that state. This prospectus provides a general description of the certificates. Your actual certificate and any endorsements are the controlling documents. If you would like to review a copy of the certificate and endorsements, contact our service center.

Surplus Refunds

If our Board of Directors declares any surplus refunds to certificate owners, we will pay you such surplus refunds on the portion that you have allocated to the fixed account. Surplus refunds are paid in cash with that portion of each payment attributable to the fixed account.

Reports to Owners

At least annually, we will mail you a report showing the surrender value, Death Benefit and annuity payments for your certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make.

Date of Receipt

Unless we state otherwise, the date of receipt by us of any premium made, written request, telephone request or any other communication is the actual date it is received at our service center in proper form. If we receive them after the close of regular trading on the New York Stock Exchange, usually 4:00 Eastern Time or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

Payment by Check

If you make a premium by check and your check is returned to us for insufficient funds, we do reserve the right to seek reimbursement for any payments we made to you.

Postponement of Payments

We will normally make payments of your withdrawal or surrender value within seven days after we receive your request at our service center. However, we may delay this payment or any other type of payment from the variable account for any period when:

  the New York Stock Exchange is closed for trading other than customary weekend and holiday closings;
  trading on the New York Stock Exchange is restricted;
  an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or
  the SEC by order permits the delay for the protection of owners.

We may also postpone transfers and allocations among the subaccounts and the fixed account under these circumstances. We may delay payment of any withdrawal or surrender value from the fixed account for up to six months after we receive a request at our service center.

Certificate Inquiries

You may make inquiries regarding the certificate by writing or calling our service center. The address is: AAL Annuity Customer Service Center, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. The toll-free telephone number is (800) 225-5225, locally (920) 734-5721.

FEDERAL TAX MATTERS

We do not intend this discussion of tax matters as tax advice. The ultimate effect of federal income taxes on a certificate or the economic benefit to the owner, annuitant or beneficiary depends upon the tax status of such person and, if the certificate is purchased under a qualified retirement plan, upon the tax and employment status of the individual concerned. This discussion is based on our understanding of federal income tax laws, as currently interpreted. We make no representation regarding whether the Internal Revenue Service (IRS) will continue its current interpretations of these laws. We do not make any guarantee regarding the tax status of any certificate. Please consult with a qualified tax adviser for your particular tax situation.

Tax Status of Aid Association for Lutherans

We are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws attributable to either us or the variable account.

Diversification Requirements

Under Section 817(h)(1) of the Code and related regulations, we are required to ensure that the assets underlying the variable account portion of the certificates are adequately diversified. This means that the underlying portfolios must have enough distinctly different holdings to satisfy the requirements. If we would not meet the requirements, the certificate would not be treated as an annuity contract, unless the failure to satisfy the regulations was inadvertent, the failure is corrected and you or we pay an amount to the Internal Revenue Service. If we would fail to diversify and not correct the problem, you would be deemed the owner of the underlying securities in the portfolio and would be taxed on the earnings of your account.

We believe that the assets underlying the certificates meet these diversification standards. We will continually monitor the Fund and the regulations of the Treasury Department to ensure that the certificate will continue to qualify as a variable annuity contract under the Code.

In certain circumstances, owners of variable contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their certificates due to their ability to exercise control over those assets. Where this is the case, the certificate owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the certificates, such as the flexibility to allocate premiums and certificate annuity values, have not been explicitly addressed in published rulings. While we believe that the certificate does not give you investment control over the separate account assets, we reserve the right to modify the certificate as necessary to prevent you from being treated as the owner of the separate account assets supporting the certificate.

Taxation of Annuities in General

Section 72 of the Code governs the federal income taxation of annuities in general. We do not discuss the impact of estate, gift or state tax considerations in the following discussions.

Distribution Requirements

The Code requires that nonqualified certificates contain specific provisions for distribution of proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such certificates provide that if any owner dies on or after the annuity commencement date and before the entire interest in the certificate has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. Under the certificate, the beneficiary is the designated beneficiary of an owner/annuitant and the successor owner is the designated beneficiary of an owner who is not the annuitant. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner. The nonqualified certificates contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the certificate satisfy all such Code requirements. The provisions contained in the certificate will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Certificates Held by Natural Persons

You are not taxed on increases in the value of your certificate until a distribution occurs, either in the form of a withdrawal, surrender, or as annuity payments.

Distributions

For variable annuity payments, the taxable portion is determined by dividing the proportionate cost basis by the anticipated total number of payments payable under the certificate, multiplying that amount by the number of payments payable that year, and subtracting the result from each year’s total payments. The nontaxable portion of each year’s payments equals the cost basis divided by the anticipated number of payments. For fixed annuity payments, the taxable portion is determined by applying a formula that establishes the ratio that the cost basis of the certificate bears to the total value of annuity payments for the term of the annuity. The nontaxable portion of each payment equals the amount of the payment times that ratio. The balance of each year’s payments is taxable. Your entire payment will be taxable after you have recovered your entire cost basis. If your annuity payments cease before you have recovered all of your cost basis, you or your beneficiary may take a deduction for the remaining unrecovered cost basis. For non-qualified annuities, your cost basis is generally equal to your premium payments.

Payments from a withdrawal or surrender of a certificate are not considered annuity payments. Therefore withdrawals and surrenders should generally be taxed as ordinary income to the extent that the commuted value exceeds your cost basis in the certificate.

The taxable portion of any annuity payment, withdrawal or surrender is taxed at ordinary income tax rates.

Distributions from Qualified Plans

In the case of a withdrawal from a certificate issued in connection with a qualified plan, a ratable portion of the amount the participant receives is taxable, generally based on the ratio of the “investment in the contract” to the participant’s total accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments that the participant pays or that are paid on the participant’s behalf.

For certain qualified plans involving pre-tax contributions, there may be no cost basis in the certificate. In such event, the total payments received may be taxable. You, the annuitant (the participant) and any beneficiaries for your certificate should seek qualified tax and financial advice about the tax consequences of distributions under the qualified plans in connection with which such certificates are purchased.

Penalty Tax on Premature Distributions

Generally, withdrawals, and surrenders of a certificate before you attain age 59½ will result in an additional federal income tax penalty of 10% of the amount distributed that is included in your gross income. The penalty tax generally will not apply to non-qualified annuity payments unless you purchased the certificate with the proceeds exchanged from another annuity or life insurance certificate.

The 10% federal income tax penalty also applies to certificates that are issued in connection with qualified plans. This penalty will not apply if distributions are made over the life or life expectancies of the IRA owner or plan participant (or the joint life or life expectancies of the IRA owner/plan participant and the designated beneficiary), or if you are over age 59½. Additional exemptions may apply.

Federal Income Tax Withholding

The taxable portion of annuity payments, withdrawals or surrenders is subject to federal income tax withholding. Except for certificates issued in connection with certain qualified plans, you can elect not to have federal income tax withheld, but only by written request.

Death Proceeds

Generally, distributions received from your certificate by your beneficiary because of your death are taxable in the year in which your beneficiary receives the distribution. Your beneficiary will be taxed on the distributions in the same manner that you would have been taxed. The 10% premature distribution penalty does not apply to these distributions.

Multiple Certificates

All nonqualified annuity certificates we issue to you during any calendar year shall be treated as one certificate for determining the amount includible in gross income. Therefore, distributions from one certificate will be taxable to the extent there is a gain in any certificate issued in the same year. The total impact of this rule to immediate annuities is not clear.

Change in Payee

The designation of a payee other than yourself may result in certain tax consequences to you that are not discussed herein. If you are considering any such change, you should consult a tax adviser as to the tax consequences.

Tax-Free Exchanges (1035 Exchanges)

Section 1035 of the Code permits the exchange of certain life insurance, endowment and annuity contracts for an annuity contract without a taxable event occurring. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a certificate issued by us tax-free. There are certain restrictions that apply to such exchanges, including that the contract surrendered must truly be exchanged for the certificate and not merely surrendered in exchange for cash. Further, the owner of the new certificate must be the same as the owner of the exchanged certificate. Careful consideration must be given to compliance with Code provisions and regulations and rulings relating to exchange requirements. If you are contemplating an exchange, please be sure that you understand any surrender charges or loss of benefits that might arise in the exchange of the existing certificate. If you are considering such an exchange, you should consult with your tax adviser to ensure that the requirements of Section 1035 are met.

Transfers among Subaccounts

Transfers among subaccounts and between subaccounts and the fixed account are tax-free.

Qualified Plans

You may use the certificate as a means to make distributions in conjunction with several types of qualified plans, although the uses may be limited because of the requirement to elect immediate payments. The tax rules that apply to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan. Therefore, no attempt is made to provide more than general information about the use of the certificates with the various types of qualified plans. We caution qualified plan participants, plan administrators and beneficiaries that the rights of any person to any benefits under such qualified plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the certificate issued in connection with the plan. What follows are brief descriptions of the various types of qualified plans with which the certificate may be used.

Tax-Sheltered Annuities

Section 403(b) of the Code permits certain types of employers (organizations specified under section 501(c)(3) of the Code such as schools, churches, etc.) to purchase annuity contracts on behalf of their employees. These annuity contracts are commonly referred to as tax-sheltered annuities. Section 403(b)(11) of the Code requires that distributions from a tax-sheltered annuity that are attributable to employee salary reduction contributions, and the earnings thereon, may be paid only when the employee reaches age 59½, separates from service, dies, becomes disabled or in the case of hardship (except earnings may not be distributed in the case of hardship). Because of these restrictions on distributions, you may only purchase the certificate as a tax-sheltered annuity if you are eligible to take distributions from your 403(b) funds. You are required to begin distribution from tax-sheltered annuities by April 1st of the year following the year in which you attain age 70 ½ or retire, which ever is later.

Traditional Individual Retirement Annuities (Traditional IRAs)

If you are eligible for a distribution from certain other qualified plans, you can rollover on a tax-deferred basis your qualified plan distribution into a traditional Individual Retirement Annuity or Traditional IRA.

You may roll over assets from a qualified plan into a Traditional IRA in two ways. First, you may directly roll over an eligible rollover distribution to a Traditional IRA. The qualified plan administrator sends the funds directly to the Traditional IRA as a direct rollover. Second, the employee may receive the distribution from the qualified plan and roll over the same amount the employee received within 60 days. However, any amount that was not distributed as a direct rollover will be subject to mandatory 20% federal income tax withholding.

Unless you made nondeductible contributions to a Traditional IRA, you will generally be taxed on any distributions from a Traditional IRA. If you are under age 59½ when you take the distribution, you may be subject to a 10% federal premature distribution penalty on the taxable amount. If you elect a Joint or Single Life Income or elect to have a guaranteed payment period over 10 years, you are generally exempt from this penalty tax. You are required to begin distributions from Traditional IRAs by April 1st of the year following the year in which you attain age 70½.

Because of the limitations on contributions under the certificate, you can only purchase this certificate as a Traditional IRA certificate if you are at least partially funding the certificate with proceeds from an existing qualified plan. In addition, you should only purchase this certificate as a Traditional IRA if you do not intend on making additional contributions and wish to begin the immediate periodic distribution of your IRA.

Simplified Employee Pension Plans (SEP-IRAs)

Section 408(k) of the Code permits employers to make deductible contributions directly into IRAs established for their employees. Distribution limits and restrictions similar to those of Traditional IRAs apply to these certificates. Employers who use the certificates in connection with a SEP-IRA plan should seek qualified tax advice. In addition, you should only purchase this certificate as a SEP-IRA if you do not intend on making additional contributions to the certificate and you wish to begin the immediate periodic distribution of your SEP-IRA.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the certificate could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the certificate.

Other Tax Considerations

Because of the complexity of the law and its application to a specific individual, tax advice may be needed by a person contemplating purchase of a certificate or the exercise of elections under a certificate. The above comments concerning federal income tax consequences are not exhaustive and special rules are provided with respect to situations not discussed in this prospectus. The above discussion is based upon our understanding of current federal income tax law. Statutory changes in the Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. We have not taken into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a certificate or the exercise of elections under the certificate. For complete information on such federal and state tax considerations, you should consult a qualified tax adviser.

OTHER INFORMATION

Rights Reserved by AAL

Subject to applicable law, we reserve the right to make certain changes if we determine they would serve your interests or if it would be appropriate in carrying out the purposes of the certificate. When it is required, we will obtain your approval or regulatory approval. Some examples of such changes we may make include:

  To operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;
  to add, delete, combine or modify subaccounts in the variable account;
  to restrict or eliminate any voting rights of certificate owners or other persons who have voting rights as to the variable account;
  to add, delete or substitute, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another fund or any other investment allowed by law;
  to make any amendments to the certificates necessary for the certificates to comply with the provisions of the Code or any other applicable federal or state law; and
  to substitute the shares of any registered investment company for shares of any other registered investment company already purchased or to be purchased in the future by the variable account provided that the substitution has been approved by the Securities and Exchange Commission.

Maintenance of Solvency

The certificate contains a maintenance-of-solvency provision that applies only to values in the fixed account. If our reserves for any class of certificates become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If you do not make the payment, we will charge it as an indebtedness against your certificate with interest at a rate of 5% per year, compounded annually. You may choose an equivalent reduction in benefits instead of or in combination with the payment or indebtedness.

Distribution Arrangements

AAL CMC serves as the principal underwriter of the certificates. AAL CMC is a wholly owned, indirect subsidiary of AAL. Principal offices of AAL CMC are located at 222 West College Avenue, Appleton, Wisconsin, 54911. AAL CMC is a member of the National Association of Securities Dealers, Inc. (NASD) and a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

Duly licensed registered representatives of AAL CMC are also licensed by state insurance departments to sell the certificates as AAL representatives. AAL CMC may execute selling agreements with other broker-dealer firms to sell the certificates. In addition, AAL may retain other firms to serve as principal underwriters of the certificates. AAL offers the certificates in all states where AAL is authorized to sell the certificates.

AAL CMC will pay the AAL representatives commissions and other distribution compensation on the sale of certificates. This will not result in any charge to you in addition to the charges already described in this prospectus. AAL CMC pays AAL representatives a commission of not more than 4% of the premiums paid on the certificates. In addition to direct compensation, AAL representatives may be eligible to receive certain employee benefits from AAL based on the amount of earned commissions.

Legal Matters

We know of no material legal proceedings pending to which we are or the variable account is a party or which would materially affect the variable account.

Financial Statements

Audited financial statements of AAL are included in the Statement of Additional Information, and the audited financial statements of the variable account are incorporated by reference in the Statement of Additional Information. The consolidated financial statements of AAL at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000 and the audited financial statements of the variable account at December 31, 2000, appearing, and incorporated by reference, in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing, and incorporated by reference, elsewhere herein. The financial statements referred to above are included, and incorporated by reference, in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

ILLUSTRATIONS OF ANNUITY PAYMENTS

ASSUMING HYPOTHETICAL RATES OF RETURN

The following illustrations have been prepared to show how investment performance could affect variable annuity payments over time. The illustrations show the annuity payments of a non-qualified annuity certificate under three rates of return scenarios for both preferred and non-preferred classes. Of course, the illustrations merely represent what annuity payments might be paid under a hypothetical non-qualified certificate.

Each amount illustrates the annual payments you would receive under a hypothetical non-qualified certificate (described in more detail below) assuming a different hypothetical rate of return for a single subaccount supporting the certificate for each certificate year. The first illustration assumes that the entire premium is allocated to a single subaccount. The second illustration assumes that half the premium is allocated to a subaccount and the remaining half was allocated to the fixed account. The fixed account annuity payment is assumed to be only a guaranteed periodic payment based on the minimum guaranteed interest rate we credit under the fixed account. For the preferred class, fixed account annuity payments are based on an interest rate that is 0.25% higher than the guaranteed interest rate. In an actual certificate, the fixed account annuity payment would reflect current payment rates and may be more than the guaranteed payment amount. Amounts allocated to a subaccount generate variable annuity payments. The amounts allocated to the fixed account generate fixed account annuity payments. The total payment shown in one set of illustrations shows a total of both the variable annuity payment and the fixed account annuity payment.

The variable annuity payments reflect three different assumptions for a constant investment return before fees and expenses: 0%, 8% and 10%. Actual returns will vary by subaccount chosen. Each annual variable annuity payment reflects the hypothetical investment return net of all expenses of the illustrated subaccount (and the underlying portfolio) over the periods shown in each illustration. For the preferred class, the initial variable annuity payment reflects a 0.25% higher hypothetical investment return. Subsequent variable annuity payments for the preferred class are based on the hypothetical investment return shown. The mortality and expense risk charge is assumed to be at an annual rate of 1.25% of the illustrated subaccount’s average daily net assets. Total expenses for the underlying portfolios vary between annual rates of 0.31% and 0.80% of the average daily net assets. Because of the variances between the portfolios’ expenses, the subaccounts will have different expenses. We have illustrated payments using an arithmetic average of the expenses for all subaccounts (1.78%). This figure includes the mortality and expense risk charge and the expenses for the underlying portfolios. The expenses for the portfolios reflect AAL’s agreement to voluntarily reimburse portfolio expenses above certain specified levels as discussed in Fees and Expense Tables. In the absence of such expense reimbursement arrangements, portfolio and correspondingly subaccount expenses would be higher and the values illustrated would be lower.

The annual annuity payments shown in the illustrations are based on hypothetical certificates and hypothetical investment results and are not projections or indications of future results. AAL does not guarantee or ever suggest that any subaccount or certificate issued by it would generate these or similar annual variable annuity payments for any period of time. The illustrations are for illustrative purposes only and do not represent actual variable annuity payments or future investment returns. Variable annuity payments under an actual certificate may be more or less than those forming the basis for the variable annuity payments shown in these illustrations if the actual returns of the subaccounts you select are different from the hypothetical returns. Because it is very likely that a subaccount’s investment return will fluctuate over time, you can expect variable annuity payments under your certificate to fluctuate. Moreover, under an actual certificate, the total amount of variable annuity payments ultimately received by you or your beneficiary depends upon which annuity payment option you select and, for life contingent annuity payment options, how long the annuitant lives. See Selecting an Annuity Payment Option.

Among the most important factors that determine the amount of variable annuity payments is the assumed investment return you select. The hypothetical certificate has an assumed investment return of 5%. Subject to state approval, you may select a 3%, 4% or 5% assumed investment return under an actual certificate. Generally, variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the assumed investment return, and will decrease if the annualized net rate of return over this period is less than the assumed investment return. (The assumed investment return is an important component of the payment factor.) For a discussion of assumed investment returns, see Assumed Investment Returns.

In order to illustrate a hypothetical certificate, we had to make several assumptions about the certificate. We assumed that:

  the hypothetical certificate is a non-qualified annuity certificate;
  the $50,000 premium of the hypothetical certificate is allocated as shown and that the subaccount shown had a constant investment return before fees and expenses of 0%, 8%, or 10%;
  the owner selected an assumed investment return of 5%;
  the owner elected to receive annual annuity payments;
  the annuitant is a 65-year old male;
  a single life income with a 10-year guaranteed payment period was selected; and
  Both preferred and non-preferred classes are shown.

ILLUSTRATIONS OF ANNUITY PAYMENTS ASSUMING HYPOTHETICAL RATES OF RETURN

HYPOTHETICAL ILLUSTRATIONS

Annuitant: Male, Age 65

Single Life Income with a 10 year Guaranteed Payment Period

Hypothetical illustration assumes that $50,000 premium allocated to a variable subaccount with fees and expenses of 1.78%

          Hypothetical 0% gross rate        Hypothetical 8% gross rate      Hypothetical 10% gross rate
           (-1.78% net rate) annual          (6.22% net rate) annual          (8.22% net rate) annual
          payment for each year shown       payment for each year shown      payment for each year shown
            $50,000 premium 5% AIR            $50,000 premium 5% AIR           $50,000 premium 5% AIR
 Age            Annual Payment                    Annual Payment                   Annual Payment

 65                  $3,837                            $3,837                          $3,837
 66                   3,589                             3,881                           3,954
 67                   3,357                             3,926                           4,076
 68                   3,140                             3,972                           4,201
 69                   2,938                             4,018                           4,329
 70                   2,748                             4,065                           4,462
 71                   2,571                             4,112                           4,599
 72                   2,405                             4,160                           4,740
 73                   2,249                             4,208                           4,886
 74                   2,104                             4,257                           5,035
 75                   1,968                             4,307                           5,190
 76                   1,841                             4,357                           5,349
 77                   1,722                             4,407                           5,513
 78                   1,611                             4,458                           5,682
 79                   1,507                             4,510                           5,856
 80                   1,410                             4,563                           6,036
 85                   1,010                             4,834                           7,020
 90                     723                             5,121                           8,164
 95                     518                             5,426                           9,495
100                     371                             5,749                          11,043

HYPOTHETICAL ILLUSTRATIONS

Annuitant: Male, age 65

Single Life Income with a 10 year Guaranteed Payment Period

Hypothetical illustration assumes that $25,000 of the premium allocated to a variable subaccount with fees and expenses of 1.78%; and $25,000 of the premium allocated to the fixed account. For allocations to the fixed account, illustration assumes a guaranteed payment of $1,787 (based on the annuity 2000 Mortality Table payment rates).

          Hypothetical 0% gross rate        Hypothetical 8% gross rate      Hypothetical 10% gross rate
           (-1.78% net rate) annual          (6.22% net rate) annual          (8.22% net rate) annual
          payment for each year shown       payment for each year shown      payment for each year shown
            $50,000 premium 5% AIR            $50,000 premium 5% AIR           $50,000 premium 5% AIR
 Age            Annual Payment                    Annual Payment                   Annual Payment
 65                  $3,621                            $3,621                          $3,612
 66                   3,498                             3,644                           3,680
 67                   3,382                             3,666                           3,741
 68                   3,273                             3,689                           3,803
 69                   3,172                             3,712                           3,868
 70                   3,077                             3,735                           3,934
 71                   2,988                             3,759                           4,003
 72                   2,905                             3,783                           4,073
 73                   2,828                             3,807                           4,146
 74                   2,755                             3,832                           4,221
 75                   2,687                             3,856                           4,298
 76                   2,624                             3,881                           4,377
 77                   2,564                             3,907                           4,459
 78                   2,509                             3,932                           4,544
 79                   2,457                             3,958                           4,631
 80                   2,408                             3,984                           4,721
 85                   2,208                             4,120                           5,213
 90                   2,065                             4,264                           5,785
 95                   1,962                             4,416                           6,451
100                   1,889                             4,577                           7,225

HYPOTHETICAL ILLUSTRATIONS

Annuitant: Male, Age 65, Preferred Class

Single Life Income with a 10 year Guaranteed Payment Period

Hypothetical illustration assumes that $50,000 premium allocated to a variable subaccount with fees and expenses of 1.78%

          Hypothetical 0% gross rate        Hypothetical 8% gross rate      Hypothetical 10% gross rate
           (-1.78% net rate) annual          (6.22% net rate) annual          (8.22% net rate) annual
          payment for each year shown       payment for each year shown      payment for each year shown
            $50,000 premium 5% AIR            $50,000 premium 5% AIR           $50,000 premium 5% AIR
 Age            Annual Payment                    Annual Payment                   Annual Payment
 65                   $3998                            $3,998                          $3,998
 66                   3,740                             4,045                           4,121
 67                   3,499                             4,092                           4,247
 68                   3,273                             4,139                           4,378
 69                   3,061                             4,187                           4,512
 70                   2,864                             4,236                           4,650
 71                   2,679                             4,285                           4,793
 72                   2,506                             4,335                           4,940
 73                   2,344                             4,386                           5,091
 74                   2,193                             4,436                           5,247
 75                   2,051                             4,488                           5,408
 76                   1,919                             4,540                           5,574
 77                   1,795                             4,593                           5,745
 78                   1,679                             4,646                           5,921
 79                   1,570                             4,700                           6,103
 80                   1,469                             4,755                           6,290
 85                   1,052                             5,038                           7,316
 90                     754                             5,337                           8,508
 95                     540                             5,655                           9,895
100                     387                             5,991                          11,509

HYPOTHETICAL ILLUSTRATIONS

Annuitant: Male, age 65, Preferred Class

Single Life Income with a 10 year Guaranteed Payment Period

Hypothetical illustration assumes that $25,000 of the premium allocated to a variable subaccount with fees and expenses of 1.78%; and $25,000 of the premium allocated to the fixed account. For allocations to the fixed account, illustration assumes a guaranteed payment of $1,787 (based on the annuity 2000 Mortality Table payment rates).

          Hypothetical 0% gross rate        Hypothetical 8% gross rate      Hypothetical 10% gross rate
           (-1.78% net rate) annual          (6.22% net rate) annual          (8.22% net rate) annual
          payment for each year shown       payment for each year shown      payment for each year shown
            $50,000 premium 5% AIR            $50,000 premium 5% AIR           $50,000 premium 5% AIR
 Age            Annual Payment                    Annual Payment                   Annual Payment
 65                  $3,764                            $3,764                          $3,764
 66                   3,634                             3,787                           3,825
 67                   3,514                             3,810                           3,888
 68                   3,401                             3,834                           3,953
 69                   3,295                             3,858                           4,020
 70                   3,196                             3,882                           4,089
 71                   3,104                             3,907                           4,161
 72                   3,017                             3,932                           4,234
 73                   2,936                             3,957                           4,310
 74                   2,861                             3,983                           4,388
 75                   2,790                             4,008                           4,469
 76                   2,724                             4,034                           4,551
 77                   2,662                             4,061                           4,637
 78                   2,604                             4,087                           4,725
 79                   2,550                             4,114                           4,816
 80                   2,499                             4,142                           4,909
 85                   2,290                             4,283                           5,422
 90                   2,141                             4,433                           6,018
 95                   2,034                             4,592                           6,712
100                   1,958                             4,760                           7,519

CONDENSED FINANCIAL INFORMATION

The table below shows the historical performance of annuity unit values and numbers of annuity units for each of the 10 years (or shorter period for which the relevant subaccount has been in existence) in the period ended December 31, 2000. You should read this information along with the variable account and AAL’s financial statements and notes which are included in the Statement of Additional Information.

Note that the unit value of each subaccount of the variable account will not be the same on any given day as the net asset value per share of the underlying portfolio of the Fund in which that subaccount invests. One reason for this deviation is that each unit value consists of the underlying portfolio’s net asset value minus charges to the variable account. In addition, dividends declared by the underlying portfolio are reinvested by the subaccount in additional shares of that portfolio. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in the variable account does not change as a result of such distributions.

Annuity Unit Values:

                                                            Commencement Date*

Subaccount                     2000               1999

AAL Technology Stock            N/A                N/A             10.00
AAL Aggressive Growth           N/A                N/A             10.00
AAL Small Cap Stock             N/A                N/A             10.00
AAL Small Cap Index            19.04              17.34            16.10
AAL Mid Cap Stock               N/A                N/A             10.00
AAL Mid Cap Index               N/A                N/A             10.00
AAL International              12.49              15.27            11.85
AAL Capital Growth              N/A                N/A             10.00
AAL Large Company Index        24.70              27.54            24.93
AAL Equity Income               N/A                N/A             10.00
AAL Balanced                   18.89              19.26            18.16
AAL High Yield Bond            8.79               9.04             9.46
AAL Bond Index                 13.31              12.10            12.06
AAL Money Market               1.25               1.19             1.17

* The Small Cap Index, Large Company Index, the International AAL Balanced, High
Yield Bond,  Bond Index and Money Market  Subaccounts  commenced  operations  on
August 2, 1999. The Technology Stock,  Aggressive  Growth,  Small Cap Stock, Mid
Cap Stock, Mid Cap Index,  Capital Growth and Equity Income Subaccounts commence operations on March 2, 2000.

Number of Annuity Units Outstanding at the End of the Period:

Subaccount                             2000                 1999

AAL Technology Stock                   N/A                   N/A
AAL Aggressive Growth                  N/A                   N/A
AAL Small Cap Stock                    N/A                   N/A
AAL Small Cap Index                  201,859               36,036
AAL Mid Cap Stock                      N/A                   N/A
AAL Mid Cap Index                      N/A                   N/A
AAL International                    157,628               25,778
AAL Capital Growth                     N/A                   N/A
AAL Large Company Index              593,635               149,769
AAL Equity Income                      N/A                   N/A
AAL Balanced                         591,239               164,845
AAL High Yield Bond                  105,749               22,046
AAL Bond Index                        78,140               12,956
AAL Money Market                     874,913              1,507,483

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information........................................................SAI-2
Regulation and Reserves....................................................SAI-2
Principal Underwriter......................................................SAI-2
Subaccount Names...........................................................SAI-2
Performance Information....................................................SAI-3
Standard & Poor's Disclaimer...............................................SAI-6
Financial Statements.......................................................SAI-6

--------------------------------------------------------------------------- ----

Order Form

Please send me a copy of the most recent Statement of Additional Information for the AAL Single Premium Immediate Variable Annuity certificate.

-------------------------------             -------------------------------
(Date)                                      (Name)

---------------------------------------------------------------------------
(Street Address)

---------------------------------------------------------------------------
(City)                                      (State)     (Zip Code)
Send to: AAL Annuity Customer Service Center 4321 N. Ballard Road Appleton, WI 54919-0001

AAL VARIABLE ANNUITY ACCOUNT II

STATEMENT OF ADDITIONAL

INFORMATION

Dated

March 1, 2001

SINGLE PREMIUM IMMEDIATE

VARIABLE ANNUITY CERTIFICATE

Offered By:

AID ASSOCIATION FOR LUTHERANS

4321 North Ballard Road

Appleton, Wisconsin 54919

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the prospectus dated March 1, 2001, for AAL Variable Annuity Account II (the variable account) describing the individual single premium immediate variable annuity certificates (certificates) that Aid Association for Lutherans (AAL) offers to persons eligible for membership in AAL. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus. A copy of the prospectus may be obtained at no charge by writing AAL (attention: AAL Annuity Customer Service Center) at the above address.

TABLE OF CONTENTS

Caption                                                                 Page

GENERAL INFORMATION.....................................................SAI-2

REGULATION AND RESERVES.................................................SAI-2

PRINCIPAL UNDERWRITER...................................................SAI-2

SUBACCOUNT NAMES........................................................SAI-2

PERFORMANCE INFORMATION.................................................SAI-3

STANDARD & POOR'S DISCLAIMER............................................SAI-6

FINANCIAL STATEMENTS....................................................SAI-6

GENERAL INFORMATION

AAL is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established on November 24, 1902, under the laws of the State of Wisconsin. Membership is open generally to Lutherans and their families, and persons serving or associated with Lutherans or Lutheran organizations and their families. AAL offers life insurance, disability income insurance and annuities to its members. AAL Capital Management Corporation, a subsidiary of AAL, offers mutual funds, variable annuities and variable life insurance. Members are part of one of approximately 10,000 local AAL branches throughout the United States. AAL is currently licensed to transact life insurance business in all 50 states and the District of Columbia.

REGULATION AND RESERVES

AAL is subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. AAL’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this will occur or, if so, what the effect on AAL would be.

Pursuant to state insurance laws and regulations, AAL is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including the certificates, if AAL were to incur claims or expenses at rates significantly higher than expected or significant unexpected losses on its investments.

PRINCIPAL UNDERWRITER

AAL Capital Management Corporation (AAL CMC), a wholly-owned, indirect subsidiary of AAL, serves as the principal underwriter of the certificates pursuant to a Principal Underwriting and Servicing Agreement to which AAL CMC and AAL, on behalf of itself and the variable account, are parties. The certificates are sold through AAL representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of AAL CMC. Representatives of other broker-dealer firms with which AAL CMC has executed a selling agreement may also sell the certificates. In addition, AAL may retain other firms to serve as principal underwriters of the certificates. The certificates are continuously offered in all states where AAL is authorized to sell the certificates. AAL paid underwriting commissions of $677,024 for the year ended December 31, 2000 and $273,381 for the year ended December 31, 1999. Of these amounts, AAL CMC retained $0.

SUBACCOUNT NAMES

On November 8, 2000, the AAL Variable Product Series Fund, Inc. Board of Directors approved seven new portfolios to be introduced on or about March 1, 2001. These new portfolios will underlie seven new corresponding subaccounts. In conjunction with the new portfolios, the Board of Directors also approved a name change for the portfolios.

New Portfolio and Subaccounts:

      AAL Technology Stock            AAL Mid Cap Index
      AAL Aggressive Growth           AAL Capital Growth
      AAL Small Cap Stock             AAL Equity Income
      AAL Mid Cap Stock

      Old Portfolio and Subaccount Names:                New Portfolio and Subaccount Names:

      AAL Variable Product Small Company Stock           AAL Small Cap Index
      AAL Variable Product International Stock           AAL International
      AAL Variable Product Large Company Stock           AAL Large Company Index
      AAL Variable Product Balanced                      AAL Balanced
      AAL Variable Product High Yield Bond               AAL High Yield Bond
      AAL Variable Product Bond                          AAL Bond Index
      AAL Variable Product Money Market                  AAL Money Market

Any references in the prospectus or SAI to the pre-existing portfolios or subaccounts will be to the new names.

PERFORMANCE INFORMATION

The variable account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual experience of amounts invested by a particular owner. There is no performance information for the following subaccounts which will commence operations on March 2, 2001:

AAL Technology Stock
AAL Aggressive Growth
AAL Small Cap Stock
AAL Mid Cap Stock
AAL Mid Cap Index
AAL Capital Growth
AAL Equity Income

Money Market Subaccount - Yield and Effective Yield

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount’s yield is calculated based on a hypothetical pre-existing account at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes, in the account during the seven-day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the account at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount’s effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The yield and effective yield for the Money Market Subaccount for the seven-day period ended December 31, 2000, were 5.06% and 5.19%, respectively.

Other Subaccounts

30-Day Yield: Advertisements for the certificates may include 30-day (or one-month) yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC. These 30-day yield quotations are computed by dividing the net investment income per a hypothetical account earned during the period (the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the offering price per annuity unit on the last day of the period, according to the following formula that assumes a semi-annual reinvestment of income:

              Yield = 2[(((a-b)/cd)+1)^6-1]

Where:
         a =  Net dividends and interest earned during the period by the portfolio attributable to the subaccount
         b =  Expenses accrued for the period (net of reimbursements)
         c =  The average daily number of annuity units outstanding during the period
         d =  The annuity unit value per unit on the last day of the period

For the 30-day period ended December 31, 2000, the 30-day yield for the Bond Subaccount was 4.85%, the Balanced Subaccount was 2.47% and the High Yield Bond Subaccount was 8.89%.

Standardized and Non-Standardized Average Annual Total Return: Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1, 5 and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1 + T)^n = ERV
         Where:
                  P    =   A hypothetical initial payment of $1,000
                  T    =   Average annual total return
                  n    =   Number of years
                  ERV  =   Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods (or fractional portion thereof)

Standardized Average Annual Total Returns through December 31, 2000:

Name of Subaccount             1 Year               Since Inception/1/
------------------             ------               ----------------
AAL Small Cap Index            9.85%                      12.64%
AAL International             (18.16)                      3.84
AAL Large Company             (10.30)                     (0.65)
AAL Balanced                   (1.90)                      2.84
AAL High Yield Bond            (2.68)                     (5.05)
AAL Bond Index                 10.17                       7.29
AAL Money Market                4.89                       4.62

_________________

/1/ Date of inception for each subaccount was August 2, 1999:

Non-standardized  average annual total returns are calculated in the same manner and for the same time periods as the  standardized  average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of surrender charges.

Non-Standardized Average Annual Total Returns through December 31, 2000:

Name of Subaccount             1 Year               Since Inception/1/
------------------             ------               ----------------
AAL Small Cap Index             9.85%                   12.64%
AAL International              (18.16)                   3.84
AAL Large Company              (10.30)                   0.65
AAL Balanced                   (1.90)                    2.84
AAL High Yield Bond            (2.68)                    5.05
AAL Bond Index                  10.07                    7.29
AAL Money Market                4.89                     4.62
___________

/1/ Date of inception for each subaccount was August 2, 1999:

Cumulative Total Return: Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment). Cumulative total return is calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula and then expressing that as a percentage:

                           C = (ERV/P) - 1
         Where:
                  ERV  =   Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period
                  C    =   Cumulative total return
                  P    =   A hypothetical initial payment of $1,000

Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction of surrender charges. The certificates are not currently subject to a charge for state premium taxes.

cumulative total returns for each subaccount were:

Name of Subaccount                   1 Year               Since Inception/1/
------------------                   ------               ----------------
AAL Small Cap Index                  9.85%                     18.29%
AAL International                   (18.16)                     5.46
AAL Large Company Index             (10.30)                    (0.92)
AAL Balanced                         (1.90)                     4.03
AAL High Yield Bond                  (2.68)                    (7.06)
AAL Bond Index                       10.07                     10.44
AAL Money Market                      4.89                      6.58

___________

/1/ Date of inception for each subaccount was August 2, 1999:

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service.

In addition, each subaccount’s performance may be compared in advertisements and sales literature to various benchmarks including, but not limited to, the S&P MidCap 400 Index, Standard & Poor’s 500 Composite Stock Price Index, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, S&P SmallCap 600 Index, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Lehman Aggregate Bond Index.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

STANDARD AND POOR’S DISCLAIMER

The certificates are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the certificates or any member of the public regarding the advisability of investing in securities generally or in the certificates particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to AAL is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the certificates. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the certificate or the timing of the issuance or sale of the certificates or in the determination or calculation of the equation by which the certificate is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the certificates.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL, owners of the certificates, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in the variable account.

The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 2000. AAL does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective certificate owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, AAL represents that there have been no adverse changes in the financial condition or operations of AAL between the end of the fiscal year ended December 31, 2000, and the date of this prospectus.

The consolidated financial statements of AAL as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 are included herein and have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their report thereon appearing elsewhere herein. The financial statements referred to above are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Aid Association for Lutherans

Consolidated Financial Statements

Years ended December 31, 2000 and 1999

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in certificateholders’ surplus and cash flows for the years then ended. These financial statements are the responsibility of AAL’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

January 24, 2001

                          Aid Association for Lutherans

                           Consolidated Balance Sheets

                                                                        December 31
                                                                 2000                1999
                                                            -----------------  ------------------
                                                                       (In Millions)

Assets
  Investments:
      Securities available for sale, at fair value
          Fixed maturities                                          $ 11,281            $  9,952
          Equity securities                                              825                 849
      Fixed maturities held to maturity, at amortized cost             2,810               3,261
      Mortgage loans                                                   3,092               3,151
      Real estate                                                         45                  62
      Certificate loans                                                  501                 494
      Other invested assets                                               67                  10
                                                            -----------------  ------------------
      Total investments                                               18,621              17,779

  Cash and cash equivalents                                              200                 243
  Premiums and fees receivable                                            47                  22
  Accrued investment income                                              222                 212
  Deferred acquisition costs                                             764                 807
  Property and equipment                                                  88                  89
  Assets held in separate accounts                                     2,164               2,002
  Other assets
                                                                           6                   4
                                                            -----------------  ------------------
Total Assets                                                        $ 22,112            $ 21,158
                                                            =================  ==================

Liabilities and Certificateholders' Surplus
  Certificate liabilities and accruals:
      Future certificate benefits                                   $  3,155            $  2,970
      Unpaid claims and claim expenses                                   119                  84
                                                            -----------------  ------------------
      Total certificate liabilities and accruals                       3,274               3,054

  Certificateholder funds                                             13,874              13,582
  Liabilities related to separate accounts                             2,164               2,002
  Other liabilities                                                      176                 166
                                                            -----------------  ------------------
Total Liabilities                                                     19,488              18,804

Certificateholders' Surplus
  Accumulated surplus                                                  2,591               2,363
  Accumulated other comprehensive income (deficit)                        33
                                                                                             (9)
                                                            -----------------  ------------------
Total Certificateholders' Surplus                                      2,624               2,354
                                                            -----------------  ------------------
Total Liabilities and Certificateholders' Surplus                   $ 22,112            $ 21,158
                                                            =================  ==================

See accompanying notes.

                          Aid Association for Lutherans

                        Consolidated Statements of Income

                                                                 Years Ended December 31
                                                                2000                1999
                                                          ------------------  ------------------
                                                                      (In Millions)

Revenue
      Insurance premiums                                            $   470             $   419
      Insurance charges                                                 318                 307
      Net investment income                                           1,330               1,266
      Net realized investment gains                                      94                 103
      Other revenue                                                     110                  96
                                                          ------------------  ------------------
Total revenue                                                         2,322               2,191

Benefits and expenses
      Certificate claims and other benefits                             431                 383
      Increase in certificate reserves                                  197                 184
      Interest credited                                                 840                 809
      Surplus refunds                                                   120                 115
                                                          ------------------  ------------------
      Total benefits                                                  1,588               1,491

      Underwriting, acquisition and insurance expenses                  378                 355
      Fraternal benefits and expenses                                   128                 119
                                                          ------------------  ------------------
      Total expenses                                                    506                 474
                                                          ------------------  ------------------
Total benefits and expenses                                           2,094               1,965
                                                          ------------------  ------------------
Net income                                                          $   228             $   226
                                                          ==================  ==================

See accompanying notes.

                          Aid Association for Lutherans

        Consolidated Statements of Changes in Certificateholders' Surplus

                                                                        Accumulated
                                                                           other                 Total
                                                   Accumulated          comprehensive     certificateholders'
                                                     surplus           income (deficit)         surplus
                                                -------------------  ------------------------------------------

                                                                        (In Millions)

Balance at January 1, 1999                               $   2,137             $    411              $   2,548

Comprehensive loss
  Net income                                                   226                    -                    226
  Change in unrealized gains/losses
    on securities available for sale  *                          -                (420)                  (420)
                                                                                          ---------------------
Total comprehensive loss                                                                                 (194)
                                                -------------------  -------------------  ---------------------

Balance at December 31, 1999                                 2,363                                       2,354
                                                                                    (9)

Comprehensive income
  Net income                                                   228                    -                    228
  Change in unrealized gains/losses
    on securities available for sale  *                          -
                                                                                     42                     42
                                                                                          ---------------------
Total comprehensive income                                                                                 270
                                                -------------------  -------------------  ---------------------
Balance at December 31, 2000                             $   2,591              $    33              $   2,624
                                                ===================  ===================  =====================

* Net change in  unrealized  gains/losses  on  securities  available for sale is reported net of reclassification adjustment calculated as follows:

                                                               2000                  1999
                                                        -------------------  ---------------------
Unrealized gains/losses on securities
  available for sale                                              $    214             $    (237)
    Less:  reclassification adjustment for realized
      gains included in net income                                     172                    183
                                                        -------------------  ---------------------
Change in unrealized gains/losses on
  securities available for sale                                    $    42             $    (420)
                                                        ===================  =====================

See accompanying notes.

                          Aid Association for Lutherans

                      Consolidated Statements of Cash Flows

                                                                     Years Ended December 31
                                                                    2000                1999
                                                              ------------------  ------------------
                                                                          (In Millions)

Operating Activities:
      Net Income                                                        $   228             $   226
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Increase in certificate liabilities and accruals                  220                 156
          Increase in certificateholder funds                               506                 488
          Increase in deferred acquisition costs                           (17)                (24)
          Realized gains on investments                                    (94)               (103)
          Provisions for amortization and depreciation                       18                  19
          Changes in other assets and liabilities
                                                                            (1)                   9
                                                              ------------------  ------------------
      Net cash provided by operating activities                             860                 771

Investing Activities:
      Securities available for sale:
          Purchases - fixed maturities                                  (3,518)             (3,839)
          Sales - fixed maturities                                        1,625               1,449
          Maturities and calls- fixed maturities                            790                 972
          Purchases - equities                                            (768)               (580)
          Sales - equities                                                  732                 636
      Securities held to maturity:
          Purchases                                                       (156)                (82)
          Maturities and calls                                              616                 730
      Mortgage loans funded                                               (184)               (249)
      Mortgage loans repaid                                                 266                 266
      Certificate loans, net
                                                                            (7)                   6
      Other                                                                (85)                (51)
                                                              ------------------  ------------------
      Net cash used in investing activities                               (689)               (742)

Financing Activities:
      Universal life and investment contract receipts                     1,045               1,028
      Universal life and investment contract withdrawals                (1,259)             (1,046)
                                                              ------------------  ------------------
      Net cash used in financing activities                               (214)                (18)
                                                              ------------------  ------------------
Net increase (decrease) in cash and cash equivalents                       (43)                  11
Cash and cash equivalents, beginning of year                                243                 232
                                                              ------------------  ------------------
Cash and cash equivalents, end of year                                  $   200             $   243
                                                              ==================  ==================

See accompanying notes.

Aid Association for Lutherans

Notes to Consolidated Financial Statements

December 31, 2000

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Aid Association for Lutherans (AAL) is the nation’s largest fraternal benefit society in terms of assets and individual life insurance in force. It provides its 1.8 million members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL members are served by approximately 1,800 district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and personal asset management, administrative and other trust services are offered to the general public by AAL Trust Company, FSB (AALTC). CMC and AALTC are wholly-owned by AAL Holdings Inc., AAL’s wholly-owned subsidiary. Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL.

Basis of Presentation

The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALTC and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments

Investments in fixed maturities are classified as available for sale or held to maturity according to the holder’s intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders’ surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)

Note 1. Nature of Operations and Significant Accounting Policies (Continued)

Investments (Continued)

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL’s securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL’s classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. The cost of property and equipment is depreciated using the straight-line method over the estimated useful lives. Accumulated depreciation was $111,000,000 and $102,000,000 at December 31, 2000 and 1999, respectively.

Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)

Note 1. Nature of Operations and Significant Accounting Policies (Continued)

Certificate Liabilities and Accruals

Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 2000 was 7.2% for universal life, 5.9% for portfolio-average deferred annuities, and ranged from 4.5% to 7.4% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)

Note 1. Nature of Operations and Significant Accounting Policies (Continued)

Surplus Refunds

Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL’s Board of Directors.

Fraternal Benefits

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Other Revenue

Other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes

AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL’s wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL’s consolidated financial statements.

Recent Pronouncements

In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities, which is effective for fiscal years beginning after June 15, 2000. Because of AAL’s minimal involvement with options and other instruments classified by the statement as embedded derivatives (convertible bonds, convertible preferred stocks, and remarketable put bonds), management does not anticipate that the adoption of the new statement will have a significant effect on earnings or the financial position of AAL.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments

AAL's  investments  in  available  for  sale  securities  and  held to  maturity securities are summarized as follows:

                                                           Gross           Gross         Estimated
                                        Amortized        Unrealized      Unrealized         Fair
                                         Cost              Gains           Losses           Value
                                   -----------------   -------------- --------------------------------
                                                             (In Millions)
Available for sale securities at
  December 31, 2000:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                        $ 2,431            $  14        $ (23)            $ 2,422
      Obligations of other
        governments, states and
        political subdivisions                   17
                                                                   -             -                 17
      Corporate bonds                         7,216               91         (224)
                                                                                                7,083
      Mortgage & asset-backed                 1,734               31
    securities                                                                 (6)              1,759
                                   -----------------   -------------- -------------     --------------
      Total fixed maturity                   11,398              136         (253)             11,281
    securities
    Equity securities                           696              175          (46)
                                                                                                  825
                                   -----------------   -------------- -------------     --------------
Total                                      $ 12,094            $ 311       $ (299)           $ 12,106
                                   =================   ============== =============     ==============

Held to maturity securities at
  December 31, 2000:
    Fixed maturity securities:
      U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies            $  143             $  7         $   -             $  150
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                            107                2
                                                                                 -                109
      Obligations of other
        governments, states and
        political subdivisions                   39
                                                                   -             -                 39
      Corporate bonds                         2,214               53          (21)
                                                                                                2,246
      Mortgage & asset-backed                   307                6
    securities                                                                 (1)                312
                                   -----------------   -------------- -------------     --------------
Total                                       $ 2,810            $  68        $ (22)            $ 2,856
                                   =================   ============== =============     ==============

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

                                                        Gross             Gross              Estimated
                                      Amortized        Unrealized          Unrealized           Fair
                                        Cost            Gains                Losses             Value
                                   ---------------  ---------------   ------------------------------------
                                                               (In Millions)
Available for sale securities at
  December 31, 1999:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                      $ 2,182            $   -            $ (86)              $ 2,096
      Obligations of other
        governments, states and
        political subdivisions                                   -                 -
                                               17                                                      17
      Corporate bonds                       6,585               14             (267)                6,332
      Mortgage & asset-backed               1,542                1              (36)                1,507
    securities
                                   ---------------  ---------------   ---------------      ---------------
      Total fixed maturity                 10,326               15             (389)                9,952
    securities
    Equity securities                                          299              (15)
                                              565                                                     849
                                   ---------------  ---------------   ---------------      ---------------
Total                                    $ 10,891            $ 314           $ (404)             $ 10,801
                                   ===============  ===============   ===============      ===============

Held to maturity securities at
  December 31, 1999:
    Fixed maturity securities:
      U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies          $  165             $  3            $  (5)               $  163
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                             3               (1)
                                              128                                                     130
      Obligations of other
        governments, states and
        political subdivisions                                   -               (1)
                                               48                                                      47
      Corporate bonds                       2,525               43              (48)                2,520
      Mortgage & asset-backed                                    4               (4)
    securities                                395                                                     395
                                   ---------------  ---------------   ---------------      ---------------
Total                                     $ 3,261            $  53            $ (59)              $ 3,255
                                   ===============  ===============   ===============      ===============

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

The amortized  cost and  estimated  fair value of fixed  maturity  securities at
December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual  maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale                 Held to Maturity
                                              -------------------------------   -------------------------------
                                                Amortized          Fair           Amortized          Fair
                                                  Cost            Value             Cost            Value
                                              --------------  ---------------   --------------  ---------------
                                                                       (In Millions)

Due in one year or less                              $  299           $  306           $  139           $  136
Due after one year through five years                 4,471            4,363            1,161            1,180
Due after five years through ten years                2,210            2,184              640              652
Due after ten years                                     253              247              456              467
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                  7,233            7,100            2,396            2,435
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                            2,431            2,422              107              109
Mortgage and asset-backed securities                  1,734            1,759              307              312
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities                     $11,398          $11,281          $ 2,810          $ 2,856
                                              ==============  ===============   ==============  ===============

Major categories of AAL's investment income are summarized as follows:

                                            Years Ended December 31
                                             2000             1999
                                         --------------  ---------------
                                                 (In Millions)

Fixed maturity securities                      $ 1,001           $  942
Equity securities                                                    13
                                                    21
Mortgage loans                                     259              270
Investment real estate                                               11
                                                    10
Certificate loans                                                    35
                                                    35
Other invested assets
                                                    13                5
                                         --------------  ---------------
Gross investment income                          1,339            1,276
Investment expenses                                                  10
                                                     9
                                         --------------  ---------------
Net investment income                          $ 1,330          $ 1,266
                                         ==============  ===============

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

AAL's realized gains and losses on investments are summarized as follows:

                                                  Years Ended December 31
                                                   2000              1999
                                             ----------------- -----------------
                                                       (In Millions)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                          $   17            $   14
         Gross realized losses                           (45)              (18)
      Equity securities:
         Gross realized gains                             171               152
         Gross realized losses                           (76)              (62)
Other investments, net                                     27                17
                                             ----------------- -----------------
Net realized investment gains                          $   94            $  103
                                             ================= =================

Net unrealized  gains/losses on securities  available for sale credited directly to certificateholders' surplus as comprehensive income (loss) were as follows:

                                                                                        December 31
                                                                                  2000              1999
                                                                            ----------------- -----------------
                                                                                      (In Millions)

Fair value adjustment to available for sale securities                                $   12          $   (90)
Increase in deferred acquisition costs                                                    21                81
                                                                            ----------------- -----------------
Net unrealized gains (losses) on available for sale securities                        $   33           $   (9)
                                                                            ================= =================

The change in accumulated other comprehensive income (deficit) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                  Years Ended December 31
                                                                                  2000              1999
                                                                            ----------------- -----------------
                                                                                      (In Millions)

Fixed maturity securities available for sale                                          $  257          $  (527)
Equity securities available for sale                                                   (155)               (9)
Deferred acquisition costs                                                              (60)               116
                                                                            ----------------- -----------------
                                                                                      $   42          $  (420)
                                                                            ================= =================

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

AAL invests in mortgage  loans,  principally  involving  commercial real estate.
Such  investments  consist of first mortgage liens on completed income producing properties.  AAL manages its  investments in mortgage loans to limit credit risk by diversifying  among various  geographic regions and property types as follows as of December 31, 2000:

                                               Principal        Percent
                                           ------------------  ----------
                                             (In Millions)
Geographic Region:
      South Atlantic                                $  1,047        32.9
      Pacific                                            945        29.7
      Midwest                                            657        20.7
      Other                                              532        16.7
                                           ------------------  ----------
      Total Mortgage Loans                          $  3,181       100.0
                                           ==================  ==========

Property Type:
      Industrial                                     $   994        31.2
      Office                                             754        23.7
      Retail                                             407        12.8
      Residential                                        263         8.3
      Church                                             253         8.0
      Other                                              510        16.0
                                           ------------------  ----------
      Total Mortgage Loans                          $  3,181       100.0
                                           ==================  ==========

The following table presents changes in the allowance for credit losses:

                                                Years Ended December 31
                                                 2000              1999
                                           -----------------  ----------------
                                                     (In Millions)

Balance at January 1                                 $  107            $  118
Provisions for credit losses (credit)                  (18)
                                                                         (11)
Charge offs
                                                          -                 -
                                           -----------------  ----------------
Balance at December 31                               $   89            $  107
                                           =================  ================

AAL's  investment in mortgage loans includes  $109,000,000  and  $178,000,000 of loans  that are  considered  to be  impaired  at  December  31,  2000 and  1999, respectively,  for which the related allowance for credit losses are $16,000,000 and  $35,000,000  at  December  31,  2000 and 1999,  respectively.  The  average recorded  investment in impaired  loans during the years ended December 31, 2000 and 1999, was $134,000,000 and $192,000,000, respectively. AAL recorded interest
income,   using  the  accrual  method,  on  impaired  loans  of  $8,000,000  and
$14,000,000 for 2000 and 1999, respectively.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                Years Ended December 31
                                                                 2000              1999
                                                            ----------------  ----------------
                                                                     (In Millions)

Balance at beginning of year                                         $  807            $  667
Acquisition costs deferred:
      Commissions                                                        83
                                                                                           81
      Other costs                                                        30
                                                                                           29
                                                            ----------------  ----------------
      Total deferred                                                    113               110
Acquisition costs amortized                                            (96)
                                                                                         (86)
                                                            ----------------  ----------------
Increase in deferred acquisition costs                                   17
                                                                                           24
Change in unrealized gains/losses on fixed
  maturity investments recorded directly to
  certificateholders' surplus as comprehensive income (loss)           (60)               116
                                                            ----------------  ----------------
Total increase (decrease)                                              (43)               140
                                                            ----------------  ----------------
Balance at end of year                                               $  764            $  807
                                                            ================  ================

Note 4.  Retirement  and Savings Plans and  Postretirement  Benefits  Other Than
Pensions

AAL offers a noncontributory  defined retirement plan and a contributory savings plan to substantially  all home office and field employees.  The savings plan is defined under the Internal  Revenue Code section 401(k) as a profit sharing plan that  allows  participant  contributions  on a  before-tax  basis  as well as an after-tax basis. AAL also provides postretirement benefits in the form of health and  life  insurance  for  substantially  all  retired  home  office  and  field personnel.

The  following  tables  set  forth the  amounts  recognized  in AAL's  financial statements and the plans' funding status.

                                                 Retirement Plans                     Other Benefits
                                                                     December 31
                                              2000              1999              2000              1999
                                        ----------------- ----------------- ----------------- -----------------
                                                                    (In Millions)
Projected benefit obligation for
  services rendered to date                       $  298            $  266            $   63            $   63
Plan assets at fair value                            330               332
                                                                                           -                 -
                                        ----------------- ----------------- ----------------- -----------------
Funded (unfunded) status of
  the plan                                        $   32            $   66          $   (63)          $   (63)
                                        ================= ================= ================= =================
Accrued liability included in
  consolidated balance sheet                      $   10            $   10            $   50            $   44

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 4.  Retirement  and Savings Plans and  Postretirement  Benefits  Other Than
Pensions (Continued)

The following summarizes certain assumptions included in the preceding schedule:

                                         Retirement Plans                     Other Benefits
                                                        Years Ended December 31
                                      2000              1999              2000              1999
                                ----------------- ----------------- ----------------- -----------------

Discount rate                         7.5%              7.5%              7.5%              7.5%
Expected return on plan assets        9.0%              9.0%                -                 -
Rate of compensation increase         5.0%              5.0%                -                 -
Health care trend rate                  -                 -               6.0%              6.0%

                              Savings Plan             Retirement Plans            Other Benefits
                                                    Years Ended December 31
                           2000          1999         2000          1999         2000         1999
                        ------------  -----------  ------------  -----------  ------------ ------------
                                                        (In Millions)

Benefit cost                $ -        $               $ -           $ 4          $ 9          $ 4
                                          -
Employer contributions         5
                                          5             -              -            -            -
Employee contributions        19         18
                                                        -              -            -            -
Benefits paid                 25         18             11            11            3            2

Note 5.  Synopsis of Statutory Financial Results

The accompanying  financial  statements differ from those prepared in accordance with  statutory  accounting  practices  prescribed  or permitted  by  regulatory
authorities.   Currently,   "prescribed"   statutory  accounting  practices  are
interspersed  throughout  state  insurance  laws and  regulations,  the National
Association  of  Insurance  Commissioner's  ("NAIC")  Accounting  Practices  and
Procedures  Manual  and  a  variety  of  other  NAIC  publications.  "Permitted"
statutory  accounting  practices encompass all accounting practices that are not prescribed;  such  practices  may differ  from state to state,  may differ  from company to company within a state, and may change in the future.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 5.  Synopsis of Statutory Financial Results (Continued)

The more  significant  differences are as follows:  (a) investments in bonds are reported at amortized  cost or at fair value with  unrealized  holding gains and
losses  reported  as  a  separate  component  of  certificateholders'   surplus,
depending on their  designation at purchase as held to maturity or available for sale,  respectively,  rather than being  valued based on the bond's NAIC rating;
(b) certain  acquisition costs of new business are deferred and amortized rather than being  charged to operations as incurred;  (c) the  liabilities  for future certificate benefits and expenses are based on reasonably conservative estimates
of  expected  mortality,   interest,  withdrawals  and  future  maintenance  and
settlement  expenses  rather  than  using  statutory  rates  for  mortality  and interest;  (d)  certain  assets,  principally  costs  in  excess  of net  assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to  certificateholders'  surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders'  surplus rather than as a liability;
and (f)  revenues  for  universal  life and  investment-type  contracts  include mortality,  expense and surrender charges levied against the certificateholders'
accounts  rather than  including  as  revenues  the  premiums  received on these
certificates.   Expenses  include  interest  added  to  the  certificateholders'
accounts rather than reserve changes related to the investment  portion of these policies.  Summarized  statutory-basis  financial  information  for  AAL  on  an unconsolidated basis is as follows:

                                                     December 31
                                               2000               1999
                                         ------------------ ------------------
                                                    (In Millions)

Assets                                            $ 21,502           $ 20,800
                                         ================== ==================

Liabilities                                       $ 19,685           $ 19,044
Unassigned funds                                     1,817              1,756
                                         ------------------ ------------------
Total liabilities and unassigned funds            $ 21,502           $ 20,800
                                         ================== ==================

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 5.  Synopsis of Statutory Financial Results (Continued)

                                                  Years ended December 31
                                                 2000               1999
                                           ------------------ ------------------
                                                      (In Millions)

Premium income and certificate proceeds             $  1,835           $  1,849
Net investment income                                  1,321              1,256
Other income                                              34                 42
                                           ------------------ ------------------
      Total income                                     3,190              3,147

Reserve increase                                         505                623
Certificateholders' benefits                           1,801              1,487
Surplus refunds                                          121                117
Commissions and operating costs                          411                402
Other                                                    249                350
                                           ------------------ ------------------
      Total benefits and expenses                      3,087              2,979
                                           ------------------ ------------------

Net gain from operations                                 103                168
Net realized capital gains                                66                 88
                                           ------------------ ------------------
      Net income                                     $   169            $   256
                                           ================== ==================

The NAIC revised the  Accounting  Practices and  Procedures  Manual in a process referred to as  Codification.  The revised manual is effective  January 1, 2001.
Wisconsin  insurance  laws  and  regulations  define  the  NAIC  manual  as  the prescribed  method of accounting.  The revised NAIC manual has changed,  to some extent,  prescribed statutory accounting practices and results in changes to the accounting  practices  that AAL uses to prepare  its  statutory-basis  financial statements.  Management has determined that the impact of these changes to AAL's statutory-basis  capital  and  surplus  as  of  January  1,  2001  will  not  be significant.

AAL is in compliance with the statutory surplus requirements of all states.

Note 6.  Fair Value of Financial Instruments

The  following  methods  and  assumptions  were used in  estimating  fair  value disclosures for financial instruments:

Cash and Cash  Equivalents  The carrying  amounts  reported in the  accompanying
Consolidated Balance Sheets for these instruments approximate their fair values.

Investment  Securities  Fair values for fixed  maturity  securities are based on quoted market prices where  available,  or are estimated  using values  obtained from independent  pricing  services.  All fixed maturity issues are individually priced based on year-end  market  conditions,  the credit quality of the issuing company,  the interest  rate and the maturity of the issue.  The fair values for investments in equity securities are based on quoted market prices.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 6.  Fair Value of Financial Instruments (Continued)

Mortgage Loans
The fair values for mortgage  loans are  estimated  using  discounted  cash flow analyses,  based on interest rates  currently being offered for similar loans to borrowers with similar credit ratings.  Loans with similar  characteristics  are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the  accompanying  Consolidated  Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type  contracts,  such as
deferred  annuities,  variable  annuities,  and  other  liabilities,   including
supplementary  contracts without life contingencies,  deferred income settlement options and refunds on deposit,  are  estimated to be the cash  surrender  value
payable   upon   immediate   withdrawal.   These   amounts   are   included   in
certificateholder funds in the accompanying Consolidated Balance Sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                       2000                                 1999
                                  ----------------------------------   ----------------------------------
                                                       Estimated                            Estimated
                                       Cost           Fair Value            Cost           Fair Value
                                  ----------------  ----------------   ----------------  ----------------
                                                              (In Millions)
Financial Assets:
      Fixed maturities                   $ 14,208          $ 14,137           $ 13,587          $ 13,207
      Equity securities                       696               825                565               849
      Mortgage loans                        3,092             3,393              3,151             3,204
      Cash and cash equivalents               200               200                243               243
      Certificate loans                       501               501                494               494
      Separate account assets               2,164             2,164              2,002             2,002

Financial Liabilities:
      Deferred annuities                    7,398             7,368              7,419             7,368
      Separate account liabilities          2,164             2,164              2,002             2,002
      Other                                   723               719                721               718

Note 7.  Contingent Liabilities

AAL is involved in various lawsuits and contingencies  that have arisen from the normal conduct of business.  Contingent liabilities arising from litigation, tax and other  matters are not  considered  material  in  relation to the  financial position of AAL. AAL has not made any  provision in the  consolidated  financial statements  for  liabilities,  if any, that might  ultimately  result from these contingencies.

AAL Variable Annuity Account II

Audited Financial Statements

December 31, 2000

Report of Independent Auditors

The Board of Directors and Certificate Owners
Aid Association for Lutherans

We have audited the accompanying statement of net assets of the AAL Variable Annuity Account II (the Account) (comprising, respectively, the Small Company Stock, International Stock, Large Company Stock, Balanced, High Yield Bond, Bond, and Money Market Subaccounts) as of December 31, 2000, and the related statements of operations and changes in net assets for the year then ended and changes in net assets for the period August 2, 1999 (date operations commenced) to December 31, 1999. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Annuity Account II at December 31, 2000, and the results of their operations and changes in their net assets for the year then ended, and changes in their net assets for the period August 2, 1999 (date operations commenced) to December 31, 1999, in conformity with accounting principles generally accepted in the United States.

Milwaukee, Wisconsin
January 24, 2001

                         AAL Variable Annuity Account II

                             Statement of Net Assets

                                December 31, 2000

Assets
Investments in AAL Variable Product Series Fund, Inc.:
    Small Company Stock Subaccount:
       Small Company Stock Portfolio, 281,899 shares at net asset
          value of $13.64 per share (cost $3,878,785)                                  $  3,845,169
    International Stock Subaccount:
       International Stock Portfolio, 160,402 shares at net asset
          value of $12.28 per share (cost $2,439,564)                                     1,969,846
    Large Company Stock Subaccount:
       Large Company Stock Portfolio, 607,952 shares at net asset
          value of $24.12 per share (cost $16,070,767)                                   14,665,595
    Balanced Subaccount:
       Balanced Portfolio, 723,150 shares at net asset value of $15.45
          per share (cost $11,959,615)                                                   11,174,632
    High Yield Bond Subaccount:
       High Yield Bond Portfolio, 135,939 shares at net asset value
          of $6.84 per share (cost $1,006,223)                                              929,314
    Bond Subaccount:
       Bond Portfolio, 103,845 shares at net asset value of $10.02 per
          share (cost $1,000,371)                                                         1,040,890
    Money Market Subaccount:
       Money Market Portfolio, 1,094,401 shares at net asset value of
          $1.00 per share (cost $1,094,401)                                               1,094,401
                                                                              ----------------------
Total Investments (cost $37,449,726)                                                     34,719,847
Liabilities
                                                                                                  -
                                                                              ----------------------
Net Assets                                                                             $ 34,719,847
                                                                              ======================

                                                           Unit             Extended
                                          Units           Value               Value
                                     ----------------  -------------  ----------------------
Net Assets are represented by:
    Small Company Stock Subaccount           201,859         $19.05            $  3,845,169
    International Stock Subaccount           157,628          12.50               1,969,846
    Large Company Stock Subaccount           593,635          24.70              14,665,595
    Balanced Subaccount                      591,239          18.90              11,174,632
    High Yield Bond Subaccount               105,746           8.79                 929,314
    Bond Subaccount                           78,140          13.32               1,040,890
    Money Market Subaccount                  874,913           1.25               1,094,401
                                                                      ----------------------
Total Net Assets                                                               $ 34,719,847
                                                                      ======================

The accompanying notes to the financial  statements are an integral part of this statement.

                         AAL Variable Annuity Account II

                             Statement of Operations

                      For the Year Ended December 31, 2000

                                                             Small                               Large                             High
                                                            Company        International        Company                            Yield                             Money
                                                             Stock             Stock             Stock          Balanced           Bond              Bond            Market
                                          Combined         Subaccount       Subaccount        Subaccount       Subaccount       Subaccount        Subaccount       Subaccount
                                      -----------------  ---------------  ----------------  ---------------- ---------------- ----------------  ---------------  ---------------

Investment income:
  Dividends                                 $  680,471        $  11,688         $  43,459         $ 110,826        $ 319,332        $  69,693        $  51,449        $  74,024
  Capital gain distributions
                                               882,339          261,598            35,027           168,237          417,477                -                -                -
                                      -----------------  ---------------  ----------------  ---------------- ---------------- ----------------  ---------------  ---------------
Total investment income
                                             1,562,810          273,286            78,486           279,063          736,809           69,693           51,449           74,024

Expenses-mortality and expense
  risk charges
                                               350,678           30,837            21,145           152,539          112,575            8,415            9,429           15,738
                                      -----------------  ---------------  ----------------  ---------------- ---------------- ----------------  ---------------  ---------------
Net investment income
                                             1,212,132          242,449            57,341           126,524          624,234           61,278           42,020           58,286

Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) from
    investment transactions
                                                42,692           12,703            10,100            11,011           14,920          (5,289)            (753)                -
  Change in unrealized
    appreciation (depreciation)
    of investments                                                                              (1,526,683)        (780,423)
                                           (2,885,767)         (46,102)         (500,436)                                            (75,429)           43,306                -
                                      -----------------  ---------------  ----------------  ---------------- ---------------- ----------------  ---------------  ---------------
Net gain (loss) on investments                                                                  (1,515,672)        (765,503)
                                           (2,843,075)         (33,399)         (490,336)                                            (80,718)           42,553                -
                                      -----------------  ---------------  ----------------  ---------------- ---------------- ----------------  ---------------  ---------------
Net increase (decrease) in net assets
  resulting from operations              $ (1,630,943)        $ 209,050       $ (432,995)      $(1,389,148)      $ (141,269)       $ (19,440)        $  84,573        $  58,286
                                      =================  ===============  ================  ================ ================ ================  ===============  ===============

The accompanying notes to the financial  statements are an integral part of this statement.

                         AAL Variable Annuity Account II

                       Statements of Changes in Net Assets

             For the Period August 2, 1999 (1) to December 31, 1999
                      and the Year Ended December 31, 2000

                                           Small                      Large                      High
                                          Company     International  Company                     Yield                     Money
                                           Stock         Stock        Stock       Balanced       Bond         Bond        Market
                            Combined     Subaccount    Subaccount   Subaccount    Subaccount   Subaccount   Subaccount  Subaccount
                          ------------- --------------------------------------------------------------------------------------------

Net assets at August 2,       $      -      $      -     $      -      $      -     $      -     $      -     $      -     $      -
1999

Increase in net assets
Net investment income                         27,797        4,113        33,038       87,024        2,777        1,256       11,779
                               167,784
Net realized gain (loss) from
    investment                   7,165            16           47         6,507        1,316        (697)         (24)
transactions                                                                                                                      -
Change in unrealized appreciation
   (depreciation) of           155,888        12,486       30,718       121,511      (4,560)      (1,480)      (2,787)
investments                                                                                                                       -
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net increase (decrease) in net
   assets resulting from       330,837        40,299       34,878       161,056       83,780          600      (1,555)       11,779
operations

Capital share transactions
   Transfers of net         10,709,656       294,345      298,661     2,372,827    1,750,753      164,758       97,758    5,730,554
premiums
   Transfers of              (145,857)       (6,554)      (3,591)      (32,076)     (19,042)      (3,025)      (1,013)     (80,556)
surrenders
   Transfers between         (421,468)       296,644       63,753     1,623,164    1,360,241       36,902       61,506  (3,863,678)
subaccounts
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net increase in net assets
   resulting from capital
   share transactions       10,142,331       584,435      358,823     3,963,915    3,091,952      198,635      158,251    1,786,320
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Total increase in net       10,473,168       624,734      393,701     4,124,971    3,175,732      199,235      156,696    1,798,099
assets
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net assets at December      10,473,168       624,734      393,701     4,124,971    3,175,732      199,235      156,696    1,798,099
31, 1999

Increase in net assets
Net investment income        1,212,132       242,449       57,341       126,524      624,234       61,278       42,020       58,286
Net realized gain (loss) from
   Investment                   42,692        12,703       10,100        11,011       14,920      (5,289)        (753)
transactions                                                                                                                      -
Change in unrealized appreciation
   (depreciation) of       (2,885,767)      (46,102)    (500,436)   (1,526,683)    (780,423)     (75,429)       43,306
investments                                                                                                                       -
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net increase (decrease) in net assets
    Resulting from         (1,630,943)       209,050    (432,995)   (1,389,148)    (141,269)     (19,440)       84,573       58,286
operations

Capital share transactions
   Transfers of net         29,125,097     1,259,732      901,340     4,710,621    3,761,357      383,323      249,451   17,859,273
premiums
   Transfers of death         (20,513)       (3,752)            -       (8,512)      (8,249)            -            -            -
benefits
   Transfers of            (1,938,488)     (136,318)     (92,864)     (738,542)    (499,581)     (51,985)     (47,690)    (371,508)
surrenders
   Transfers between       (1,288,474)     1,891,723    1,200,664     7,966,205    4,886,642      418,181      597,860  (18,249,749)
subaccounts
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net increase (decrease) in net assets
   resulting from capital
   share transactions       25,877,622     3,011,385    2,009,140    11,929,772    8,140,169      749,519      799,621    (761,984)
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Total increase              24,246,679     3,220,435    1,576,145    10,540,624    7,998,900      730,079      884,194    (703,698)
(decrease) in net assets
                          ------------- ------------- ------------ ------------- ------------ ------------ ------------ ------------
Net assets at December    $ 34,719,847   $ 3,845,169  $ 1,969,846  $ 14,665,595            $    $ 929,314  $ 1,040,890  $ 1,094,401
31, 2000                                                                          11,174,632
                          ============= ============= ============ ============= ============ ============ ============ ============

(1)  Commencement of operations

The accompanying notes to the financial  statements are an integral part of this statement.

AAL Variable Annuity Account II

Notes to Financial Statements

December 31, 2000

Note 1. Summary of Significant Accounting Policies

The AAL Variable Annuity Account II (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund single premium immediate variable annuity certificates. The Account commenced operations on August 2, 1999.

The Account has seven separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 1.25% of the average daily net asset value of the Account. There is a daily charge based on a percentage of each portfolio’s average daily net asset value that is payable to the portfolio’s investment advisor. The certificate owner may make up to twelve transfers between investment options per certificate year, but thereafter, each transfer is subject to a $25 transfer charge. Transfers from the fixed account are not allowed. In addition, each certificate has an indirect withdrawal and surrender charge. The net amount received upon surrender is the commuted value, which for the fixed account is calculated using a maximum interest rate of 2% higher than the maximum valuation interest rate for single premium immediate annuities for the year and state in which the certificate was issued. For the variable subaccounts, the commuted value is calculated using an interest rate of 1% greater than the assumed investment return selected.

Note 3. Federal Income Taxes

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account’s net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

                         AAL Variable Annuity Account II

                    Notes to Financial Statements (Continued)

Note 4.  Investment Transactions

The  aggregate  cost  of  investment  securities  purchased  and  proceeds  from investment securities sold by subaccount are as follows:

Year ended December 31, 2000                   Purchases            Sales
                                           ------------------ -------------------

Small Company Stock Subaccount                    $3,478,716           $ 224,882
International Stock Subaccount                     2,296,851             230,370
Large Company Stock Subaccount                    12,928,189             871,893
Balanced Subaccount                                9,485,051             720,648
High Yield Bond Subaccount                           892,798              82,001
Bond Subaccount                                      905,648              64,007
Money Market Subaccount                           10,779,122          11,482,820
                                           ------------------ -------------------
Combined                                         $40,766,375         $13,676,621
                                           ================== ===================

Period August 2, 1999 to December 31, 1999     Purchases            Sales
                                           ------------------ -------------------

Small Company Stock Subaccount                     $ 613,064             $   832
International Stock Subaccount                       363,671                 734
Large Company Stock Subaccount                     4,100,556             103,604
Balanced Subaccount                                3,223,466              44,490
High Yield Bond Subaccount                           215,142              13,729
Bond Subaccount                                      177,983              18,475
Money Market Subaccount                            3,891,629           2,093,529
                                           ------------------ -------------------
Combined                                         $12,585,511          $2,275,393
                                           ================== ===================

                         AAL Variable Annuity Account II

                    Notes to Financial Statements (Continued)

Note 5.  Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows:

                                               Units Sold                              Units Redeemed                       Net Increase (Decrease)
                                 ----------------------------------------  ----------------------------------------  --------------------------------------
                                       Units               Amount                Units               Amount               Units               Amount
                                 ------------------- --------------------  ------------------  --------------------  -----------------  -------------------
Year ended December 31, 2000
Small Company Stock
  Subaccount                                                $  3,193,371                              $    181,986                            $  3,011,385
                                            175,862                                   10,039                                  165,823
International Stock Subaccount
                                            140,574            2,132,499               8,724               123,359            131,850            2,009,140
Large Company Stock
  Subaccount
                                            482,359           12,958,246              38,493             1,028,474            443,866           11,929,772
Balanced Subaccount
                                            463,558            8,854,445              37,164               714,276            426,394            8,140,169
High Yield Bond Subaccount
                                             90,763              812,043               7,063                62,524             83,700              749,519
Bond Subaccount
                                             69,484              853,816               4,300                54,195             65,184              799,621
Money Market Subaccount                  14,749,542
                                                              17,859,273          15,382,112            18,621,257          (632,570)            (761,984)
                                 ------------------- --------------------  ------------------  --------------------  -----------------  -------------------
Combined                                 16,172,142        $  46,663,693                             $  20,786,071                           $  25,877,622
                                                                                  15,487,895                                  684,247
                                 =================== ====================  ==================  ====================  =================  ===================

Period August 2, 1999 to
  December 31, 1999
Small Company Stock
  Subaccount                                                 $   595,208                               $    10,773                             $   584,435
                                             37,021                                      985                                   36,036
International Stock Subaccount
                                             26,688              366,211                 910                 7,388             25,778              358,823
Large Company Stock
  Subaccount
                                            153,745            4,054,856               3,976                90,941            149,769            3,963,915
Balanced Subaccount
                                            171,938            3,188,458               7,093                96,506            164,845            3,091,952
High Yield Bond Subaccount
                                             22,427              202,120                 381                 3,485             22,046              198,635
Bond Subaccount
                                             13,104              160,068                 148                 1,817             12,956              158,251
Money Market Subaccount
                                          4,880,394            5,730,535           3,372,911             3,944,215          1,507,483            1,786,320
                                 ------------------- --------------------  ------------------  --------------------  -----------------  -------------------
Combined                                                   $  14,297,456                             $   4,155,125                           $  10,142,331
                                          5,305,317                                3,386,404                                1,918,913
                                 =================== ====================  ==================  ====================  =================  ===================

                         AAL Variable Annuity Account II

                    Notes to Financial Statements (Continued)

Note 6.  Net Assets

The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 2000, consisted of:

                                                        Small                         Large                           High
                                                       Company     International     Company                          Yield                          Money
                                                        Stock          Stock          Stock         Balanced          Bond            Bond          Market
                                      Combined        Subaccount     Subaccount     Subaccount     Subaccount       Subaccount     Subaccount     Subaccount
                                    --------------  --------------------------------------------- --------------  ------------------------------ --------------

Paid-in capital                                 $      $3,595,820     $2,367,963    $ 15,893,687              $       $ 948,154      $  957,872     $1,024,336
                                       36,019,953                                                    11,232,121
Accumulated undistributed net
  investment income (loss)
                                        1,379,916         270,246         61,454         159,562        711,258          64,055          43,276         70,065
Accumulated undistributed net
  realized gain (loss) from investment
  transactions
                                           49,857          12,719         10,147          17,518         16,236         (5,986)           (777)              -
Net unrealized appreciation
  (depreciation) of investments
                                      (2,729,879)        (33,616)      (469,718)     (1,405,172)      (784,983)        (76,909)          40,519              -
                                    --------------  -------------- -------------- --------------- --------------  -------------- --------------- --------------
Net assets                                      $      $3,845,169     $1,969,846    $ 14,665,595              $       $ 929,314     $ 1,040,890     $1,094,401
                                       34,719,847                                                    11,174,632
                                    ==============  ============== ============== =============== ==============  ============== =============== ==============

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements:

    Part B: The following audited financial statements for the AAL Variable Annuity Account II are included in Part B of this Registration Statement.  The financial statements are:

    Report of Independent Auditors
    Statement of Net Assets as of December 31, 2000
    Statement of Operations for the year ended December 31, 2000
    Statement of Changes in Net Assets for the year ended December 31, 2000, and 1999
    Notes to Financial Statements dated December 31, 2000

            Aid Association for Lutherans
            The following audited financial statements of Aid Association for Lutherans
            ("Depositor") as of December 31, 2000, December 31, 1999, and December 31, 1998, are
            included in Part B:

    Report of Independent Auditors
    Consolidated Balance Sheets
    Consolidated Statements of Income
    Consolidated Statements of Changes in Certificate Holders' Surplus
    Consolidated Statements of Cash Flow
    Notes to Financial Statements

(b) Exhibits:

Except as noted below, all required exhibits have been previously filed and are incorporated by reference from
Registrant's prior Registration Statement.

Exhibit        Name of Exhibit                                         Incorporated by Reference          Filed
Number                                                                                                    Herewith
1              Resolution of the Board of Directors of the Depositor
               authorizing the establishment of AAL Variable Annuity   Pre-Effective Amendment #1 dated
               Account II                                              February 5, 1999
2              Not applicable
3              Amended and Restated Principal Underwriting and         Post Effective Amendment #8
               Servicing Agreement between Aid Association for         dated April 20, 2000
               Lutherans (AAL), the Accounts and AAL Capital
               Management Corporation (AAL CMC) dated January 1, 2000
4(a)           Variable Annuity Certificate                                                                    X
4(b)           Omnibus IRA Endorsements                                Post Effective Amendments #5
                                                                       dated February 27, 1998 and #7
                                                                       dated April 24, 1999/1/
4(c)           403(b) Endorsement and SIMPLE-IRA Endorsement           Post Effective Amendment #5
                                                                       dated February 27, 19981
4(d)           Variation pages applicable to Certificates used in      Post Effective Amendment #1
               various states                                          dated May 27, 1999
5(a)           Standard Computer Certificate Application Form           Post Effective Amendment #1
                                                                       dated May 27, 1999
5(b)           Immediate Variable Annuity Option Selection Form        Post Effective Amendment #1
                                                                       dated May 27, 19991
6(a)           Articles of Incorporation of Depositor                  Post Effective Amendment #4
                                                                       dated April 20, 2000
6(b)           Bylaws of Depositor                                                                             X
7              Not applicable
8(a)           Amended and Restated Participation Agreement between    Post Effective Amendment #4
               AAL, the Accounts and the Fund as of January 1, 2000    dated April 20, 2000

8(b)           Amended and Restated Participation Agreement between    Post Effective Amendment #4
               AAL, the AAL Savings Plan, AAL CMC and the Fund dated   dated April 20, 2000
               January 1, 2000
9              Opinion of Counsel as to the legality of the                                                    X
               securities being registered (including written
               consent)
10             Consent of Independent Auditors                                                                 X
11             Not applicable
12             Not applicable
13             Schedules for computation of each performance           Post Effective Amendment #4
               quotation in the Registration Statement                 dated April 20, 2000
15             Powers of Attorney for R. Scott Zimmer                                                          X

------------------
/1/ Incorporated by reference from previously filed registration statement for the
AAL Variable Annuity Account I file Nos. 33-82054, 811-8660.

Item 25. Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below:

Name and Principal                       Positions and Offices
Business Address                         with Depositor
----------------                         --------------

John O. Gilbert                          Chairman of the Board, President and
4321 North Ballard Road                  Chief Executive Officer
Appleton, WI  54919

Raymond G. Avischious
formerly President & General Manager
Shurfine-Central 4200 Oaksbury Lane
Rolling Meadows, IL 60008                Director

Richard E. Beumer
Vice Chairman
Jacobs Engineering Group, Inc.
13723 Riverport Drive
Maryland Heights, MO  63043              Director

Kenneth Daly, CPA
Partner
KPMG LLP
1600 Market Street
Philadelphia, PA 19103-7201              Director

Elizabeth A. Duda
2450 Mikler Road
Oviedo, FL 32765                         Director

Karen P. Goebel
Professor & Extension Specialist
School of Human Ecology
University or Wisconsin - Madison
Madison, WI  53706
                                         Director

Gary J. Greenfield
President
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, WI 53226                      Director

Robert H. Hoffman
Vice President, Communication Division
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 3728                            Director
North Mankato, MN 56002-3728

Robert E. Long
Senior Vice President
Park Bank
15850 West Bluemound Road
Brookfield, WI  53005                    Director

Robert B. Peregrine
President
Peregrine & Roth, S.C.
633 West Wisconsin Avenue
Milwaukee, WI 53203-1960                 Director

Paul D. Schrage
Formerly Sr. Exec. Vice President &
Chief Marketing Officer
McDonald's Corporation
42237 N. 112th Place
Scottsdale, AZ  85262                    Director

James H. Scott
Principal
Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899         Director

Kathi P. Seifert
Executive Vice President
Kimberly Clark Corporation
2100 Winchester Road
Neenah, WI 54956                         Director

Roger G. Wheeler
Formerly President
Wheel-Air Charter, Inc.
6109 West 104th Street                   Director
Bloomington, MN 55438

E. Marlene Wilson
President
Volunteer Management Associates
320 South Cedar Brook Road
Boulder, CO 80304                        Director

Rev. Thomas R. Zehnder
Pastor
King of Glory Lutheran Church
4897 Longhill Road
Williamsburg, VA  23188                  Director

R. Scott Zimmer
LEAP! Group
1343 Main Street Suite 400               Director
Sarasota, FL  34236

Walter S. Rugland                        Executive Vice President and
4321 North Ballard Road                  Chief Operating Officer
Appleton, WI  54919

Woodrow E. Eno, Esq.
4321 North Ballard Road                  Senior Vice President,
Appleton, WI 54919                       Secretary and General Counsel

Steven A. Weber
4321 North Ballard Road
Appleton, WI 54919                       Senior Vice President

Fred Ohlde
4321 North Ballard Road
Appleton, WI  54919                      Senior Vice President

Jon M. Stellmacher
4321 North Ballard Road
Appleton, WI  54919                      Senior Vice President

Bryan K. Stoltenberg
4321 North Ballard Road
Appleton, WI  54919
                                         Senior Vice President

Carl Rudolph
4321 North Ballard Road                  Senior Vice President, Chief Financial Officer, Controller
Appleton, WI  54919                      and Treasurer

James H. Abitz                           Senior Vice President and
222 West College Avenue                  Chief Investment Officer
Appleton, WI 54919

Russell H. Evenson
4321 North Ballard Road                  Senior Vice President
Appleton, WI  54919

Robert G. Same
222 W. College Avenue                    Vice President, Chief Compliance Officer and
Appleton, WI   54919                     Deputy General Counsel

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor (AAL), established by the Board of Directors of the Depositor in
1999, pursuant to the laws of the State of Wisconsin.  Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members.  It has no stockholders and is not subject to the control of any affiliated persons.  Depositor controls the following wholly-owned, direct and indirect subsidiaries: (a) AAL Holdings, Inc., a Delaware corporation that is a holding company that has no independent operations; (b) AAL Capital Management Corporation (AALCMC), a Delaware corporation that is a registered broker-dealer and investment adviser; and (c) North Meadows Investment, Ltd., a Wisconsin corporation organized for the purpose of holding and investing in real estate; (d) The AAL Trust Company FSB, and (e) AAL
Variable Product Series Fund, Inc. ("Fund"), a Maryland corporation organized as an open-end management investment company.  Financial statements of AAL are filed on a consolidated basis with regard to each of the foregoing entities, other than the Fund, which files separate financial statements.  The Depositor has established two other separate accounts that use the same underlying Fund.

                                                    -------------------------------
Parent Company                                      AAL
                                                    (Wisconsin corp.)
                                                    -------------------------------
Holding Company                                     AAL Holdings, Inc.
                                                    (Delaware corp.)
                                                    -------------------------------
                     ------------------------------                                 ----------------------------
Wholly-owned         AAL Capital Management                                         North Meadows Investment
subsidiaries of      Corporation                    AAL Trust Co., FSB              Ltd.
AAL Holdings, Inc.   (Delaware corp.)               (Federal charter)               (Wisconsin corp.)
                     ------------------------------ ------------------------------- ----------------------------

Item 27. Number of Certificate Owners

As of December 31, 2000, there were approximately 356 qualified and 343 non-qualified certificate owners.

Item 28. Indemnification

Section 33 of Depositor’s Bylaws, filed as an Exhibit to this Registration Statement, Section E, subsection (viii) of Article Seventh of the Fund’s Articles of Incorporation and Article X of the Fund’s Bylaws, and Section Eight of AAL CMC’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Fund, and AAL CMC of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or AAL CMC, unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section 3 of the Investment Advisory Agreement between the Fund and AAL CMC contains a provision in which the Fund and AAL CMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Sections 14 of the Transfer Agency Agreement between the Fund and AAL provide that each party shall indemnify the other for certain liability. Section 14 states that AAL shall act in good faith and use best efforts within reasonable limits to ensure the accuracy of the services performed for the Fund, but assumes no responsibility for loss or damage due to errors. However, AAL will hold the Fund harmless from all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the Fund as a result of AAL’s gross negligence, bad faith, or willful misfeasance or by reason of its reckless disregard of its obligations and duties under the Agreement, or that of its officers, agents and employees. The Fund shall indemnify and hold AAL harmless for all loss, cost damage and expense resulting from the performance of its duties, unless due to the gross negligence, bad faith, willful misfeasance or reckless disregard of its obligations on the part of AAL, its officers, employees and agents.

Section 8 of the Participation Agreement between AAL, the Accounts and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Participation Agreement between AAL, the AAL Savings Plan, AAL CMC and the Fund contains a provision in which the Fund and AAL mutually agree to indemnify and hold the other party (including its Officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Section 8 of the Principal Underwriting and Servicing Agreement between AAL and AAL CMC contains a provision in which AAL and AAL CMC mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Fund or AAL CMC of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Fund or AAL CMC will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a)	AAL CMC, the principal underwriter of the Certificates, is also the distributor of the shares of The AAL Mutual Funds, a Massachusetts Business Trust offering a series of individual funds. The AAL Mutual Funds is an open-end management investment company. AAL CMC is also the investment adviser to the underlying Fund of the Registrant.

(b)	The directors and principal officers of AAL CMC are set out below. Unless otherwise indicated, the principal business address of each person named below is 222 West College Avenue, Appleton, Wisconsin, 54911.

Name and Principal           Positions and Offices
Business Address             with Underwriter
----------------             ----------------

Woodrow E. Eno               Chairman of the Board
                             Director, Senior Vice President and
James H. Abitz               Chief Investment Officer

Robert G. Same               Director and President

Russell A. Evenson
4321 North Ballard Road
Appleton, WI  54919          Director

James H. Krueger
4321 North Ballard Road
Appleton, WI  54919          Director and Vice President

Jon M. Stellmacher
4321 North Ballard Road
Appleton, WI  54919          Director and Vice President

Carl J. Rudolph
4321 North Ballard Road
Appleton, WI  54919          Director

Jeffrey L. Verhagen
4321 North Ballard Road
Appleton, WI  54919          Vice President

Frederick D. Kelsven         Vice President and Secretary

Steven R. Wendt              Vice President and Chief Financial Officer

Jeffery R. Kargus            Treasurer

Thomas R. Mischka
4321 North Ballard Road
Appleton, WI  54919          Vice President

Lori Richardson
125 North Superior Street
Appleton, WI  54911          Vice President

Michael Mevis                Vice President

Marnie Loomans-Thuecks
4321 North Ballard Road
Appleton, WI  54919          Vice President

Brian Picard                 Vice President and Chief Compliance Officer

Paul Stadler                 Vice President

Charles D. Gariboldi         Vice President

Charles A. Friedman          Vice President

Gordon Beckler               Vice President

Reginald Pfeifer             Vice President

David Francis                Vice President
(c) Not Applicable.

Item 30. Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 4321 North Ballard Road, Appleton, Wisconsin, 54919, and 222 West College Avenue, Appleton, Wisconsin, 54911.

Item 31. Services

Not Applicable.

Item 32. Undertakings

(a)	Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the certificates may be accepted.

(b)	Registrant undertakes to include either: (1) as part of any application to purchase a certificate offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information or financial statements required to be made available under this Form promptly, upon either written or oral request.

(d)	The Depository insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City of Appleton and State of Wisconsin on this 27th day of February 2001.

                             AAL VARIABLE ANNUITY ACCOUNT II
                              (Registrant)

                             By: Aid Association for Lutherans
                                 (Depositor, on behalf of itself and Registrant)

                             By: /s/John O. Gilbert
                                 -----------------------------------
                                 John O. Gilbert
                                 President and Chief Executive Officer

         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

/s/ John O. Gilbert            President and
-------------------            Chief Executive Officer
John O. Gilbert                (Principal Executive Officer)          February 27, 2001

/s/ Carl J. Rudolph            Senior Vice President, Controller,
-------------------            Treasurer, and Chief Financial Officer
Carl J. Rudolph                (Principal Financial Officer,
                               Principal Accounting Officer)          February 27, 2001

All of the Board of Directors:

Raymond G. Avischious        Gary J. Greenfield         James H. Scott
Richard E. Beumer            Robert H. Hoffman          Kathi P. Seifert
Kenneth Daly                 Robert E. Long             Roger B. Wheeler
Elizabeth A. Duda            Robert B. Peregrine        E. Marlene Wilson
Karen P. Goebel              Paul D. Schrage            Rev. Thomas R. Zehnder
                                                        R. Scott Zimmer

         John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/ John O. Gilbert                           February 27, 2001
-------------------
John O. Gilbert
Attorney-in-Fact

AAL VARIABLE ANNUITY ACCOUNT II

INDEX TO EXHIBITS

        The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24(b) of Part C for exhibits not listed below.

Exhibit
Number         Name of Exhibit
------         ---------------

4(a)           Certificate

6(b)           Bylaws of Depositor

9              Opinion of Counsel as to the legality of the securities being registered
               (including written consent)

10             Consent of Independent Auditors

15             Power of Attorney for R. Scott Zimmer